Exhibit 10.4
[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
EXECUTION
CONFIDENTIAL

LOAN AGREEMENT
Dated as of May 11, 2017
Between
HEALTHCARE ROYALTY PARTNERS III, L.P.,
as Lender,
and
ADAMAS PHARMA, LLC,
as Borrower

-i-
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Page

SECTION 12.12	WAIVER OF JURY TRIAL	74
SECTION 12.13	WAIVER OF IMMUNITY	74
SECTION 12.14	COUNTERPARTS; DELIVERY	74
SECTION 12.15	LIMITATION ON RIGHTS OF OTHERS	74
SECTION 12.16	SURVIVAL	74
SECTION 12.17	CONFIDENTIALITY	74
SECTION 12.18	PATRIOT ACT NOTIFICATION	75

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Exhibits
Exhibit A-1	Notice of Prepayment
Exhibit B	Form of Security Agreement
Exhibit C-1	Form of Initial Tranche Note
Exhibit C-2	Form of Subsequent Tranche Note
Exhibit D-1	Form of Notice of Initial Tranche Borrowing
Exhibit D-2	Form of Notice of Subsequent Tranche Borrowing
Exhibit E	Basic Terms for Intercreditor Agreement
Exhibit F	Form of Contribution Agreement
Exhibit G	Form of Stock Pledge Agreement
Exhibit H	Form of Assignment and Acceptance
Exhibit I	Form of Blocked Account Control Agreement (“Lending Control”)
Exhibit J	Form of Officer’s Certificate
Exhibits K	Forms of Tax Certificates

Schedules
Schedule 7.01	Patents
Schedule 7.01(k)	Commissions or broker’s fees
Schedule 7.01(n)(7)	Certain Claims
Schedule 7.01(p)	Material Contracts - Borrower
Schedule 7.02(j)	Commissions or broker’s fees
Schedule 7.02(n)	Material Contracts - Company
Schedule 7.02(aa)	Scheduled Indebtedness and liabilities
Schedule 7.02(bb)	Filing Office

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This LOAN AGREEMENT (this “Agreement”) dated as of May 11, 2017, is entered into by and between the entities managed by HealthCare Royalty Partners III, L.P., as lender (“Lender”), and ADAMAS PHARMA, LLC, a Delaware limited liability company, as borrower (“Borrower”).
Capitalized terms not otherwise defined herein shall have the meanings set forth in, or by reference in, Article I below.
RECITALS
WHEREAS, Borrower has requested that Lender make the Initial Tranche Loan to Borrower on the Initial Funding Date and the Lender is willing to make the Initial Tranche Loan on the Initial Funding Date, on the terms and subject to the conditions set forth herein;
WHEREAS, Borrower and the Lender wish to set forth the terms for the Subsequent Tranche Loan, in the event that the conditions precedent to the issuance of the Subsequent Tranche Loan are satisfied on or before the Subsequent Tranche Loan Availability Termination Date, on the terms and subject to the conditions set forth herein;
NOW, THEREFORE, in consideration of the mutual promises of the Parties, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is mutually agreed by the Parties as follows:
Article I.
CERTAIN DEFINITIONS
Section 1.01    Definitions. As used herein:
“Account Bank” means JPMorgan Chase or such other bank or financial institution approved by each of the Lender and Borrower.
“Accreted Principal” has the meaning set forth in Section 4.01(c).
“Adamas Intellectual Property” means (i) the “Adamas Patent Rights” and the “Adamas Product Trademark Rights” (each as defined under the License Agreement) and (ii) all Intellectual Property necessary for the use, sale, manufacture, importation, marketing and Commercialization of ADS-5102.
“Additional Collateral” means all of Borrower’s right, title and interest in, to and under, the following property, whether now owned or hereafter acquired:

(a)	the Collection Account and the Disbursement Account;

(b)
all rights (contractual and otherwise and whether constituting accounts, contract rights, financial assets, cash, investment property or general intangibles) arising under, connected with or in any way related to the Collection Account and the Disbursement Account; and

(c)	all proceeds resulting from the assets described in the foregoing clauses (a) and (b).

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“ADS-5102” means, regardless of brand, mark or tradename under which marketed, the extended release formulation of amantadine hydrochloride for the treatment of levodopa-induced dyskinesia in patients with Parkinson’s disease, being developed by the Company and, following the contribution of the Adamas Intellectual Property pursuant to the Contribution Agreement, Borrower. ADS-5102 as used in the Transaction Documents includes (a) other amantadine hydrochloride products developed now or in the future by the Company or Borrower for other indications, and (b) any other product developed now or in the future by the Company or Borrower covered by a Valid Claim in the Patent Rights assigned to Borrower pursuant to the Contribution Agreement. ADS-5102 includes products [ * ].
“ADS-5102 Product Payment Amount” means, for each Calendar Quarter, an amount equal to the Applicable Percentage multiplied by each of (a) in the U.S., the Net Sales in such Calendar Quarter and (b) outside of the U.S., the Ex-U.S. Borrower Consideration in such Calendar Quarter. For clarity, the Applicable Percentage used to calculate the ADS-5102 Payment Amount for a given Calendar Quarter will be based on the aggregate (x) Net Sales in the U.S. billed or invoiced in such Calendar Quarter and all prior Calendar Quarters in the applicable Calendar Year and (y) Ex-U.S. Borrower Consideration received by Borrower in a given Calendar Quarter.
“Affiliate” means any Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with another Person. For purposes of this definition, “control” means (a) in the case of corporate entities, direct or indirect ownership of at least fifty percent (50%) of the stock or shares having the right to vote for the election of directors, and (b) in the case of non-corporate entities, direct or indirect ownership of at least fifty percent (50%) of the equity interest with the power to direct the management and policies of such non-corporate entities. Unless otherwise stated, any usage of “Affiliate” herein means an Affiliate of Borrower or as the context may require, the Company.
“Aggregate Accrual” has the meaning set forth in Section 3.02(a)(vi).
“Agreement” has the meaning set forth in the preamble hereto.
“Amortization Payments” means the principal payments of the Loans due under Section 3.01(a) hereof.
“Amortization Start Date” has the meaning set forth in Section 3.01(a).
“Applicable Law” means, with respect to any Person, all laws, rules, regulations and orders of Governmental Authorities applicable to such Person or any of its properties or assets.
“Applicable Percentage” means a percentage equal to:
(i)     prior to the payment in full of the principal and Fixed Interest due on the Loans, if the Lender has made the Subsequent Tranche Loan, the Applicable Percentage will be equal to the highest of (A) 12.5%; (B) if the aggregate cash amount received by the Lender on the Loan on the Interest Payment Date relating to the Calendar Quarter ending on December 31, 2021 is not equal to or greater than $[ * ], 17.5%; and (C) if the aggregate cash amount received

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by the Lender on the Loans on the Interest Payment Date relating to the Calendar Quarter ending on December 31, 2022 is not equal to or greater than $[ * ], 22.5%; provided that if the aggregate cash amount received by the Lender on the Loans on the Interest Payment Date relating to the Calendar Quarter ending on June 30, 2023 is equal to or greater than $100,000,000, the Applicable Percentage, if previously increased to 17.5% pursuant to the foregoing, shall decrease to 12.5% on and after December 31, 2022; and
(ii)     after the payment in full of the principal and Fixed Interest due on the Loans, 6.25%;
provided that, the Applicable Percentage under clause (i)(A) of this definition shall increase on the first day of each calendar quarter commencing with January 1, 2018 and continuing until the earlier of September 30, 2018 or the Subsequent Funding Date, by [ * ] for each such quarter, on a cumulative basis, and such increased percentage shall be the Applicable Percentage for purposes of clause (i)(A) thereafter.
“Assignee” means any other Person to which a Lender has assigned or is assigning its rights and obligations hereunder, whether or in whole or in part.
“Assignment and Acceptance” means a written instrument of assignment in the form set forth in Exhibit H, executed by and between the parties to an assignment under Section 12.01 hereof.
“Bankruptcy Law” means Title 11 of the United States Code entitled “Bankruptcy” and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions (domestic or foreign) from time to time in effect and affecting the rights of creditors generally.
“Bill of Sale” means the Bill of Sale and Assumption Agreement, dated the date hereof, delivered by the Company to Borrower under the Contribution Agreement with respect to the “Transferred Assets” (as such term is defined in the Contribution Agreement).
“Blocked Account” means, collectively, any segregated deposit account established and maintained at the Account Bank pursuant to a Blocked Account Control Agreement, the Security Agreement and this Agreement.
“Blocked Account Control Agreement” means any agreement entered into by the Account Bank, Borrower and the Lender substantially in the form attached hereto as Exhibit I or as otherwise in form and substance reasonably satisfactory to the Lender, pursuant to which, among other things, the Lender shall have control over the Blocked Account within the meaning of Section 9-104 of the UCC.
“Borrower” shall have the meaning set forth in the preamble hereto.
“Borrower Account” means such account as designated by Borrower to the Lender in writing from time to time into which the funds held in the Disbursement Account that

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are not to be paid to Lender pursuant to this Agreement are transferred in accordance with the terms of this Agreement.
“Borrower License” means, with respect to ADS-5102, any license or sublicense to a Third Party (or any Third Party to whom any such Third Party has granted a license or sublicense) to develop, have developed, make, have made, seek Regulatory Approvals for, distribute, use, have used, import, sell, offer to sell, have sold or otherwise Commercialize ADS-5102 for either an approved indication or a novel indication, either as a monotherapy or as an element of a fixed combination formulation product. In all cases, a Borrower License shall include an obligation of the Third Party contractually to use Commercially Reasonable and Diligent Efforts in the performance of the arrangement. For clarity, agreements with vendors and service providers granting a license or sublicense with respect to ADS-5102 in order to perform services for the benefit of Borrower or its Affiliates but having no rights to sell, offer to sell, have sold or otherwise Commercialize or distribute ADS-5102 shall not be deemed a Borrower License.
“Borrower Licensee” means, with respect to ADS-5102, a Third Party with whom Borrower or any Affiliate of Borrower has entered into a Borrower License. As used in this Agreement, “Borrower Licensee” includes any Third Party to whom Borrower or any Affiliate of Borrower has granted the right (or any Third Party to whom any such Third Party has granted the right) to distribute ADS-5102; provided that the applicable Third Party that has been granted such right has the right to conduct, or the responsibility for, active sales force promotion of ADS-5102 anywhere within its distribution territory. For clarity, Borrower Licensee does not include Licensee (as defined below) unless and until such time, if ever, as Licensee enters into a Borrower License.
“Borrower’s Organizational Documents” means the certificate of formation and operating agreement (or similar documents) of Borrower or the functional equivalent of the foregoing.
“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by Applicable Law to remain closed.
“Calendar Quarter” means, for the first calendar quarter, the period beginning on the Closing Date and ending on the last day of the calendar quarter in which the Closing Date falls, and thereafter each successive period of three (3) consecutive calendar months ending on March 31, June 30, September 30 or December 31.
“Calendar Year” means (a) for the initial Calendar Year, the period beginning on First Commercial Sale of ADS-5102 and ending on December 31 of the year in which such First Commercial Sale occurs, (b) for each year after the initial Calendar Year, each successive period beginning on January 1 and ending on December 31, and (c) for the year during which this Agreement expires or terminates, the period beginning on January 1 of the year in which the Agreement expires or terminates and ending on the effective date of expiration or termination of the Agreement.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Capital Stock” of any Person means any and all shares, interests, memberships, ownership interest units, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such Person, including any preferred stock, and including, if such Person is a partnership, partnership interests (whether general or limited) and any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of property of, such partnership, and including, if such Person is a limited liability company, membership interests and any other interest or participation that confers on a Person the right to receive an interest in the profits and losses of, or distributions of property of, such limited liability company, in each case whether outstanding on the date hereof or issued after the date hereof, but excluding any Indebtedness convertible into or exchangeable for such equity.
“Change of Control” means the acquisition by any Person or group (within the meaning of Sections 13(d)(3) or 14(d)(2) of the Exchange Act) (other than any trustee or other fiduciary holding securities under an employee benefit plan of Borrower or any entity controlled, directly or indirectly, by Borrower) of direct or indirect beneficial ownership of any Capital Stock of Borrower, if after such acquisition, such Person or group would be the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of securities of Borrower representing more than fifty percent (50%) of the combined voting power of Borrower’s then outstanding securities entitled to vote generally in the election of directors.
“Closing Date” means May 11, 2017.
“Code” means the Internal Revenue Code of 1986, as amended.
“Collateral” means the Additional Collateral, Included Product Payments, the Adamas Intellectual Property, the right to receive the Quarterly Report, the right to audit the records of the Licensee as described in Section 6.6(a) of the License Agreement, the right to make claims against the Licensee for breach of the License Agreement (other than indemnification claims pursuant to Section 10.1 of the License Agreement), the Contribution Agreement and, without duplication, the Transferred Assets therewith, the Bill of Sale, all books and records of Borrower that at any time evidence or contain information relating to any of the foregoing or are otherwise necessary or helpful in the collection or realization thereof, and all proceeds and products of the foregoing, but in no event shall Collateral include any of the following: (i) any governmental licenses or state or local franchises, charters and authorizations, to the extent a security interest in any such license, franchise, charter or authorization is prohibited or restricted thereby (after giving effect to the applicable anti-assignment provisions of the UCC or other Applicable Law), and (ii) any license or agreement (or rights thereunder) to the extent that a grant of a security interest therein would violate or invalidate such license or agreement, result in a breach thereof or create a right of termination in favor of any other party thereto (after giving effect to the applicable anti-assignment provisions of the UCC or other applicable Law).
“Collection Account” means the Blocked Account established and maintained at any Account Bank solely for the purpose of receiving remittance of proceeds of accounts receivable and royalty receivables of Borrower arising from sales of ADS-5102 in the Territory

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and disbursement thereof as provided herein, and any successor Collection Account entered into in accordance with Section 4.02 and the related Blocked Account Control Agreement.
“Combination Product” means ADS-5102 that is comprised of or contains ADS-5102, as applicable, in addition to one or more additional active ingredients (whether co-formulated or co-packaged) that are neither ADS-5102, as applicable, nor generic or other non-proprietary compositions of matter. Pharmaceutical dosage form vehicles or delivery devices, adjuvants and excipients shall not be deemed “active ingredients”.
“Commercialization” means, on a country-by-country basis, any and all activities with respect to the distribution, marketing, detailing, promotion, selling and securing of reimbursement of ADS-5102 in a country after Marketing Authorization for ADS-5102 in that country has been obtained, which shall include, as applicable, post-marketing approval studies, post-launch marketing, promoting, detailing, marketing research, distributing, customer service, selling ADS-5102, importing, exporting or transporting ADS-5102 for sale, and regulatory compliance with respect to the foregoing. When used as a verb, “Commercialize” means to engage in Commercialization.
“Commercially Reasonable and Diligent Efforts” means, with respect to the efforts to be expended with respect to the Commercialization of ADS-5102 in any regulatory jurisdiction, such efforts and resources normally used by a reasonably prudent company in the biotechnology industry of a size comparable to Borrower and its Affiliates, taken as a whole with respect to a pharmaceutical product for which the same regulatory approval is held as that received from the FDA in the United States with respect to ADS-5102, which pharmaceutical product is owned or licensed in the same manner as ADS-5102, which pharmaceutical product is at a similar stage in its product life and of similar market and profit potential as ADS-5102, taking into account intellectual property protection, efficacy, safety, approved labeling, the competitiveness of alternative products in such jurisdiction, pricing/reimbursement for the pharmaceutical product and the profitability of the pharmaceutical product, all as measured by the facts and circumstances in existence at the time such efforts are due.
“Company” means Adamas Pharmaceuticals, Inc., a Delaware corporation, which is the direct sole parent of Borrower.
“Confidential Information” means any and all technical and non-technical non-public information provided by either Party to the other (including, without limitation, the Third Party confidential information and reports provided pursuant to Section 4.08(d) and any notices or other information provided pursuant to Section 8.08), either directly or indirectly, whether in graphic, written, electronic or oral form, which by its context would reasonably be deemed to be confidential, including without limitation information relating to a Party’s revenues, net sales, costs, technology, products and services, and any business, financial or customer information relating to a Party. The existence and terms of this Agreement shall be deemed the Confidential Information of both Parties. Confidential Information shall not include any information that a Party can demonstrate was: (i) known to the general public at the time of its disclosure to such Party or its Affiliates, or thereafter became generally known to the general public, other than as a result of actions or omissions of the receiving Party, its Affiliates, or anyone to whom the receiving Party or its Affiliates disclosed such portion; (ii) known by the receiving Party or its

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Affiliates prior to the date of disclosure by the disclosing Party; (iii) disclosed to the receiving Party or its Affiliates on an unrestricted basis from a source unrelated to the disclosing Party and not known by the receiving Party or its Affiliates to be under a duty of confidentiality to the disclosing Party; or (iv) independently developed by the receiving Party or its Affiliates by personnel that did not use the Confidential Information of the disclosing Party in connection with such development.
“Confidentiality Agreement” means that certain Confidentiality Agreement by and between the Company and HealthCare Royalty Management, LLC, dated as January 20, 2017.
“Contract” means any agreement, contract, lease, commitment, license and other arrangement that is legally binding.
“Contribution” means the sale, transfer, assignment, contribution and conveyance of the Transferred Assets pursuant to the Contribution Agreement.
“Contribution Agreement” means the Contribution and Servicing Agreement, dated as of the Closing Date, between the Company and Borrower, in the form of Exhibit F hereto.
“Contributor Event of Default” has the meaning set forth in the Contribution Agreement.
“Controlled Affiliate” with respect to any Person means any other Person directly or indirectly controlling, controlled by or under common control with, such Person. For the purposes of this Agreement, “control” (including, with correlative meaning, the terms “controlling” and “controlled”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.
“Default” means any condition or event which constitutes an Event of Default or which, with the giving of notice or the lapse of time or both (in each case to the extent described in the relevant sub-clauses of the definition of “Event of Default”) would, unless cured or waived, become an Event of Default.
“Default Rate” means, for any period for which an amount is overdue, a rate per annum equal for each day in such period to the lesser of (i) 2% plus the rate of interest otherwise applicable to the Loans as provided in Section 4.01 and the definition of “Fixed Interest” and (ii) the maximum rate of interest permitted under Applicable Law.
“Deficiency Amount” has the meaning set forth in Section 4.01(c).
“Disbursement Account” means the Blocked Account established and maintained at any Account Bank into which funds from the Collection Account are swept in accordance with instructions provided by Borrower and approved by the Lender, and any successor Disbursement Account entered into in accordance with Section 4.02 and the related Blocked Account Control Agreement.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Dispute(s)” means any opposition, interference, reexamination, injunction, claim, suit, action, citation, summons, subpoena, hearing, inquiry, investigation (by the International Trade Commission or otherwise), complaint, arbitration, mediation, demand, decree or other dispute, disagreement, proceeding, claim or inter partes review (other than standard patent prosecution before a Patent Office).
“Disqualified Capital Stock” of any Person means any class of Capital Stock of such Person that, by its terms, or by the terms of any related agreement or of any security into which it is convertible, puttable or exchangeable, is, or upon the happening of any event (other than a Change of Control) or the passage of time would be, required to be redeemed by such Person, whether or not at the option of the holder thereof, or matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, in whole or in part, on or prior to the date which is 91 days after the Scheduled Maturity Date; provided, however, that any class of Capital Stock of such Person that, by its terms, authorizes such Person to satisfy in full its obligations with respect to the payment of dividends or upon maturity, redemption (pursuant to a sinking fund or otherwise) or repurchase thereof or otherwise by the delivery of Capital Stock that is not Disqualified Capital Stock, and that is not convertible, puttable or exchangeable for Disqualified Capital Stock or Indebtedness, will not be deemed to be Disqualified Capital Stock so long as such Person satisfies its obligations with respect thereto solely by the delivery of Capital Stock that is not Disqualified Capital Stock.
“Dollars” or “$” means lawful money of the United States of America.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder.
“Event of Default” means the occurrence of one or more of the following:
(a)    Borrower fails to pay any principal of the Loans within [ * ] Business Days after the same becomes due and payable, whether on the Maturity Date or otherwise (excluding any prepayment of principal of the Loans pursuant to Section 3.02(b)).
(b)    Except as permitted by Section 4.01, Borrower fails to pay any interest on the Loans (including, without limitation, Fixed Interest) or make payment of any other amounts payable under this Agreement within [ * ] Business Days after the same becomes due and payable.
(c)    Any representation or warranty of Borrower in any Loan Document to which it is party or in any certificate delivered by Borrower in connection with the Loan Documents to the Lender proves to have not been true and correct in all material respects at the time it was made or deemed made (except that any representation or warranty that is qualified as to “materiality” or “Material Adverse Effect”), shall be true and correct in all respects); provided, that if the consequences of the failure of such representation or warranty to be true and correct can be cured, such failure continues for a period of [ * ] days without such cure after the earlier of the date Borrower becomes aware of such failure or the date the Lender provides Notice of such failure to Borrower.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(d)    Borrower fails to perform or observe any covenant or agreement contained in Article IX (other than Section 9.03, which is covered under clause (e) below).
(e)    Borrower fails to perform or observe any other covenant or agreement contained in the Loan Documents to which it is a party (other than those referred to in the preceding clauses of this definition) if such failure is not remedied on or before the 30th day after Notice thereof from the Lender.
(f)    A Contributor Event of Default occurs and is continuing.
(g)    Borrower (i) fails to pay when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) any Indebtedness (other than the Obligations hereunder) of [ * ] or more or (ii) fails to perform or observe any covenant or agreement to be performed or observed by it contained in any agreement or in any instrument evidencing any of its Indebtedness (other than the Obligations hereunder) of [ * ] or more and, as a result of such failure, any other party to that agreement or instrument is entitled to exercise the right to accelerate the maturity of any Indebtedness thereunder.
(h)    Any uninsured judgment, decree or order in an amount in excess of [ * ] shall be rendered against Borrower and either (i) enforcement proceedings shall have been commenced upon such judgment, decree or order or (ii) such judgment, decree or order shall not have been stayed or bonded pending appeal, vacated or discharged, within thirty (30) days from entry.
(i)    An Insolvency Event shall occur.
(j)    (i) Any of the Loan Documents shall cease to be in full force and effect, (ii) the validity or enforceability of any Loan Document is disaffirmed or challenged in writing by Borrower, the Company or any of their respective Affiliates, or by any Person (other than the Lender) asserting an interest in any substantial portion of the Collateral and such written disaffirmation or challenge is not withdrawn or disavowed by such Person within [ * ] after its communication or Borrower has not brought appropriate proceedings for declaratory or other relief negating such disaffirmation or challenge within [ * ] after such communication and has not obtained an order granting such relief within [ * ] after commencement of such proceedings; provided that the foregoing shall not apply to any patent infringement claims or abbreviated new drug applications filed by any Person in respect of the Licensed Product or ADS 5102.
(k)    Borrower fails to perform or observe any covenant or agreement contained in any Material Contract to which it is a party or any of Borrower’s Organizational Documents, and such failure is not cured or waived within any applicable grace period, and in the case of any provision in Borrower’s Organizational Documents, if not cured, is not waived by the Lender, or any Material Contract shall cease to be in full force and effect, and in the case of any provision in a Material Contract, such failure to perform or observe results in a termination of such Material Contract and any such failure, cessation or termination could reasonably be expected to have a Material Adverse Effect.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(l)    The License Agreement is terminated or cancelled by the Licensee, in each case prior to [ * ] and is not replaced in accordance with Section 8.14(b) hereof within [ * ] years after such termination or cancellation.
(m)    Any security interest purported to be created by the Security Agreement or shall cease to be in full force and effect, or shall cease to give the rights, powers and privileges purported to be created and granted hereunder or thereunder (including a perfected first priority security interest in and Lien on substantially all of the Collateral (except as otherwise expressly provided herein and therein)) in favor of the Lender pursuant hereto or thereto (other than as a result of the failure by Lender of taking any action required to maintain the perfection of such security interests), or shall be asserted by Borrower not to be a valid, perfected, first priority (except as otherwise expressly provided in this Agreement or such Security Agreement) security interest in the Collateral.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder.
“Excluded Taxes” means, with respect to any Lender, (i) any Taxes imposed on (or measured by) net income (however denominated), branch profits Taxes, or any franchise or similar Taxes imposed in lieu thereof, imposed by any Governmental Authority, in each case (x) as a result of such Lender being organized under the laws of, or having its principal office or its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (y) that are Other Connection Taxes, (ii) any U.S. federal withholding Tax imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or commitment pursuant to a law in effect on the date on which (x) such Lender acquires such interest in the applicable Loan or commitment or, if such Lender did not fund an applicable Loan pursuant to a prior commitment, on the date such Lender acquires the applicable interest in such Loan or (y) such Lender designates a new lending office, except in each case to the extent that amounts with respect to such Taxes were payable pursuant to Section 5.01 or Section 5.04 either to such Lender’s assignor immediately before such Lender acquired such applicable interest in such Loan or commitment (as applicable) or to such Lender immediately before it changed its lending office, as applicable, (iii) any Tax that is attributable to such Lender’s failure to comply with Section 5.01(b) and (iv) any tax withheld pursuant to FATCA.
“Exploit” means, with respect to ADS-5102 or the Licensed Product, as applicable, the development, process of seeking regulatory approval, manufacture, use, sale, offer for sale (including marketing and promotion), importation, distribution or other Commercialization; and “Exploitation” shall have the correlative meaning.
“Ex-U.S. Borrower Consideration” means all payments received by Borrower, on a gross basis without giving effect to any Taxes withheld thereon, on a country by country basis with respect to ADS-5102 outside of the U.S., whether such payment is (a) pursuant to any Borrower License in a country other than the U.S., or (b) the result of Net Sales outside of the U.S. by Borrower or its Affiliates in any country outside of the U.S. For clarity, “all payments” in this definition includes any milestones, upfront or license fees, royalties or other similar

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consideration or amounts paid to Borrower that are not reimbursement for costs incurred by Borrower pursuant to such Borrower License. By way of illustration and without limitation, if Borrower receives a $90,000 milestone payment, $10,000 in royalties and reimbursement of $5,000 in Patent prosecution costs from a Third Party pursuant to a Borrower License in such Calendar Quarter and the Applicable Percentage is 12.5%, then Lender shall receive 12.5% multiplied by $100,000, or, $12,500 as Ex-U.S. Borrower Consideration for such Calendar Quarter.
“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), and any current or future Treasury regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code as of the date of this Agreement (or any amended or successor version described above), any intergovernmental agreements (and any related treaty, non-U.S. law, regulation or other official guidance) implementing any of the foregoing.
“FCPA” means the United States Foreign Corrupt Practices Act.
“FDA” means the United States Food and Drug Administration.
“FDA Approval” means the Company has received FDA approval with respect to its Marketing Authorization filed in October 2016 for ADS-5102, the FDA having previously designated ADS-5102 as an “Orphan Drug” and, by way of orphan-drug exclusive approval under 21 C.F.R. §316,34, ADS-5102 is listed by the FDA as a drug product with the Exclusivity Code “ODE” (Orphan Drug Exclusivity) in the “Approved Drug Products with Therapeutic Equivalence Evaluations” listing (i.e., the “Orange Book”).
“Financial Statements” means, the consolidated balance sheets of the Company, audited at December 31, 2016, December 31, 2015, December 31, 2014 and December 31, 2013 and the related consolidated statements of operations and comprehensive loss, cash flows and changes in stockholders’ equity of the Company audited for the years ended December 31, 2016, December 31, 2015, December 31, 2014 and December 31, 2013, and the accompanying notes thereto, as filed within Forms 10-K and 10-Q with the SEC.
“First Commercial Sale” means, with respect to ADS-5102, the first arm’s-length sale, transfer or disposition for value recognized as revenue under GAAP to a Third Party of ADS-5102 in any country in the Territory after Marketing Authorization for ADS-5102 has been obtained in such country; provided, that, the following shall not constitute a First Commercial Sale: (i) any sale to an Affiliate or Borrower Licensee unless the Affiliate or Borrower Licensee is the ultimate end user of ADS-5102 or (ii) any sale, transfer or disposition not in excess of cost for use of ADS-5102 in clinical trials, pre-clinical studies or other research or development activities, or disposition or transfer of ADS-5102 for a bona fide charitable purpose.
“Fixed Interest” means interest with respect to the Loans, accruing with respect to the outstanding principal balance thereof at a rate per annum equal to 11.0%.
“Foreign Lender” means any Lender which is not a “United States person” within the meaning of Section 7701(a)(30) of the Code.

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“GAAP” means the generally accepted accounting principles in the United States of America in effect from time to time; provided, that in the event such principles change after January 2, 2018 in a manner which affects compliance with this Agreement by Borrower (including without limitation in the determination of payments in respect of the Included Product Payments), such change shall be ignored for the purpose of determining such compliance.
“Governmental Authority” means any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, government.
“Guarantee” or “Guaranty” means, as to any Person: (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part); or (b) any Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person.
“Included Product Payments” mean collectively the Included Royalty Interest and the Revenue Interest.
“Included Royalty Interest” means , with respect to each Calendar Quarter, the payments received during such Calendar Quarter in respect of the Royalty Interest; provided that (i) [ * ] and (ii) [ * ].
“Indebtedness” with respect to any Person means (i) indebtedness pursuant to an agreement or instrument involving or evidencing money borrowed, the advance of credit, a conditional sale or a transfer with recourse or with an obligation to repurchase (but excluding trade credit and accounts payable in the ordinary course of business), (ii) any capitalized lease, (iii)  any obligations with respect to Disqualified Capital Stock, (iv)  indebtedness of a third party secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on assets owned or acquired by such Person, whether or not the indebtedness secured thereby has been assumed (but only to the extent of such Lien), (v) net amounts owing pursuant to an interest rate protection agreement, foreign currency exchange agreement or other hedging arrangement, (vi) a reimbursement obligation under a letter of credit issued for the account of such Person, or (vii) all Guarantees with respect to Indebtedness of the types specified in clauses (i) through (vi) above of another Person. For the avoidance of doubt, the Indebtedness of any Person shall include the Indebtedness of any other

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entity to the extent such Person is directly liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.
“Indemnified Liabilities” means, collectively, any and all liabilities, obligations, losses, damages, penalties, claims, costs, expenses and disbursements of any kind or nature whatsoever (including the reasonable fees and disbursements of counsel for Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened by any Person whether or not any such Indemnitee shall be designated as a party or a potential party thereto, and whether or not such Indemnitee is required by Applicable Law to be involved therein, and any fees or expenses actually incurred by Indemnitees in enforcing the indemnity provided herein), whether direct, indirect or consequential, whether based on any federal, state or foreign laws, statutes, rules or regulations (including securities and commercial laws, statutes, rules or regulations), on common law or equitable cause or on contract or otherwise, imposed on, incurred by, or asserted against any such Indemnitee, in any manner relating to or arising out of this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby (including any enforcement of any of the Loan Documents (including any sale of, collection from, or other realization upon any of the Collateral)).
“Indemnified Taxes” means all (i) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of Borrower under any Loan Documents and (ii) Other Taxes.
“Indemnitee” means each Lender and its Affiliates and their respective officers, partners, directors, trustees, employees, agents and controlling Persons.
“Initial Funding Date” means the date upon which the conditions precedent under Section 6.01 have been satisfied to the satisfaction of the Lender.
“Initial Tranche Loan” has the meaning set forth in Section 2.01(a).
“Initial Tranche Loan Commitment” means the amount of $35,000,000.
“Initial Tranche Note” means the note, in the form attached hereto as Exhibit C-1, issued by Borrower to the Lender evidencing the Initial Tranche Loan made on the Initial Funding Date to Borrower and any replacement(s) thereof issued in accordance with Section 12.09.
“Insolvency Event” means the occurrence of any of the following with respect to Borrower or the Company:
(i)    (A) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (x) relief in respect of Borrower or the Company, or of a substantial part of the property of Borrower or the Company, under any Bankruptcy Law now or hereafter in effect, (y) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for Borrower or the Company for a substantial part of the property of Borrower or the Company or (z) the winding-up or liquidation of Borrower or the Company, which proceeding or petition

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shall continue undismissed for sixty (60) calendar days or (B) an order of a court of competent jurisdiction approving or ordering any of the foregoing shall be entered;
(ii)    Borrower or the Company shall (A) voluntarily commence any proceeding or file any petition seeking relief under any Bankruptcy Law now or hereafter in effect, (B) apply for the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official itself or for a substantial part of its property, (C) fail to contest in a timely and appropriate manner any proceeding or the filing of any petition described in clause (i) of this definition, (D) file an answer admitting the material allegations of a petition filed against it in any proceeding described in clause (i) of this definition, (E) make a general assignment for the benefit of creditors or (F) wind up or liquidate (except as permitted under this Agreement);
(iii)    Borrower or the Company shall take any action in furtherance of or for the purpose of effecting, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i) or (ii) of this definition; or
(iv)    Borrower or the Company shall become unable, admit in writing its inability, or fail generally, to pay its debts as they become due.
“Intellectual Property” means all intellectual property, including but not limited to patents, patent applications, trademarks, trademark applications and know-how, necessary for the sale, manufacture, use, importation or marketing of the Licensed Product or ADS-5102 that is owned or controlled (and if controlled, only to the extent of control) by Borrower as of the Closing Date and during term of this Agreement.
“Interest Payment Date” means, for each applicable Calendar Quarter, each February 15, May 15, August 15 and November 15, or if any such day is not a Business Day, on the next succeeding Business Day, beginning on August 15, 2017.
“Knowledge” means, with respect to Borrower or the Company, the actual knowledge, after due inquiry, of the Chief Executive Officer, Chief Financial Officer and Chief Business Officer and General Counsel of the Company, or to the extent such officer does not exist, the actual knowledge of another person with similar responsibility, regardless of title, of Borrower or the Company, respectively, relating to a particular matter.
“Law” means any federal, state, local or foreign law, including common law, and any regulation, rule, requirement, policy, judgment, order, writ, decree, ruling, award, approval, authorization, consent, license, waiver, variance, guideline or permit of, or any agreement with, any Governmental Authority.
“Lender” means Lender (as defined in the preamble hereto) and any assignee under Section 13.01(b).
“Lender Account” means such account of the Lender maintained at such banking institution as the Lender may specify in its discretion from time to time in writing to Borrower at least five (5) Business Day prior to any Interest Payment Date or other date on which payments are to be made to Lender pursuant to the Loan Documents.

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“Lender Expense Amount” means [ * ].
“Licensed Product” means the “Product” as such term is defined in the License Agreement, which Product is currently being marketed by Licensee under the Licensee trade name of “Namzaric”.
“Licensee” means Forest Laboratories Holdings Limited, a corporation organized under the laws of the Republic of Ireland, or any successor thereto, as Party to the License Agreement.
“License Agreement” means the License Agreement, dated as of November 13, 2012, by and between Licensee and the Company, together with such amendments or other modifications attached thereto, in the form attached to a separate certificate of the Company identifying the same as complete, as assigned, transferred and contributed to Borrower pursuant to the Contribution Agreement.
“Lien” means any mortgage or deed of trust, pledge, hypothecation, lien, charge, attachment, set-off, encumbrance or other security interest in the nature thereof (including any conditional sale agreement, equipment trust agreement or other title retention agreement, a lease with substantially the same economic effect as any such agreement or a transfer or other restriction).
“Loans” means the Initial Tranche Loan, the Subsequent Tranche Loan (if any) and the Accreted Principal (if any).
“Loan Documents” means this Agreement, the Initial Tranche Note, the Subsequent Tranche Note (if any), the Security Agreement, the Stock Pledge Agreement, the Contribution Agreement, the Bill of Sale, each Blocked Account Control Agreement and all other documents delivered in connection therewith.
“Logistics Services Provider” means [ * ] or such other Third Party supply chain logistics and financial services provider engaged by Borrower.
“Marketing Authorization” means, with respect to ADS-5102, the Regulatory Approval required by Applicable Law to sell ADS-5102 in a country or region.
“Material Adverse Effect” means (a) an Insolvency Event, (b) a material adverse change in the business, operations, properties, liabilities, results of operations or condition (financial or other) of Borrower, taken as a whole; (c) a material adverse effect on the validity or enforceability of the Loan Documents taken as a whole or any material provision hereof or thereof; (d) a material adverse effect on the ability of Borrower or the Company to consummate the transactions contemplated by the Loan Documents, or on the ability of Borrower or the Company to perform its obligations under the Loan Documents to which it is a party, in each case, taken as a whole; or (e) a material adverse effect on the rights or remedies of Lender under any of the Loan Documents, taken as a whole.
“Material Contract” means any Contract to which Borrower, the Company, or a Subsidiary of the Company, as the case may be in the context in which used, is a party or any of

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the respective assets or properties of Borrower, the Company or such Subsidiary are bound or committed (other than the Transaction Documents) and for which any breach, violation, nonperformance or early cancellation could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The Material Contracts as of the date hereof are identified on Schedules 7.01(p) and 7.02(n).
“Material Contract Counterparty” means a counterparty to any Material Contract.
“Maturity Date” means the earlier of (i) the Scheduled Maturity Date and (ii) the date of any prepayment in full of the Loans.
“Maximum Accrual” has the meaning set forth in Section 3.02(a)(vi).
“Maximum Lawful Rate” means the highest rate of interest permissible under Applicable Law.
“Net Sales” means, with respect to ADS-5102, the gross amount billed or invoiced or otherwise recognized as revenue by Borrower, its Affiliates or Borrower Licensees in accordance with GAAP in respect of sales or other dispositions of ADS-5102 in the Territory by Borrower, its Affiliates or Borrower Licensees (or any permitted assignee or transferee hereunder) (but not including sales to an Affiliate or Borrower Licensee unless the Affiliate or Borrower Licensee is the ultimate end user of ADS-5102), less the following deductions to the extent included in the gross amount billed or invoiced in respect of sales or other dispositions of ADS-5102 or otherwise recognized or accrued by Borrower in accordance with GAAP: (a) credits or allowances actually granted for damaged products, returns or rejections of ADS-5102, or for retroactive price reductions and billing errors or adjustments; (b) normal and customary trade and quantity discounts, allowances and credits (including chargebacks); (c) excise taxes, sales taxes, duties, VAT taxes and other taxes to the extent imposed upon and paid directly with respect to the sales price, and a pro rata portion of pharmaceutical excise taxes imposed on sales of pharmaceutical products as a whole and not specific to ADS-5102 (such as those imposed by the U.S. Patient Protection and Affordable Care Act of 2010, Pub. L. No. 111-148, as amended) (and excluding in each case national or local taxes based on income); (d) freight, postage, shipping, customs and shipping insurance expense and other transportation charges directly related to the distribution of ADS-5102; (e) distribution services agreement fees and other similar amounts allowed or paid to Third Party distributors, including specialty distributors of ADS-5102; (f) rebates made with respect to sales paid for by any Governmental Authority, their agencies and purchasers and reimbursers, managed health care organizations, or to trade customers; (g) the portion of administrative fees paid during the relevant time period to group purchasing organizations or pharmaceutical benefit managers or similar organizations relating to ADS-5102; (h) any invoiced amounts that are not collected by Borrower, its Affiliates or Borrower Licensees, including bad debts; and (i) any customary or similar payments to the foregoing (a) – (h) that apply to the sale or disposition of pharmaceutical products.
In the event that ADS-5102 is sold as part of a Combination Product, then Net Sales for such Combination Product in a Calendar Quarter, for the purposes of determining the applicable ADS-5102 Product Payment Amount and Included Product Payments, respectively, to be paid, shall be calculated by multiplying the Net Sales of the Combination Product in such Calendar

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Quarter by the fraction: A divided by (A+B), in which A is the average selling price of ADS-5102, as applicable, sold in substantial quantities comprising the related Product as the sole therapeutically active ingredient in the applicable country, and B is the average selling price of any product that is sold separately in substantial quantities comprising the other therapeutically active ingredients in such country, in each case during the accounting period in which the sales of the Combination Product were made, or if no sales of ADS-5102, as applicable, or product comprising the other active ingredients occurred during such period, then such average selling prices as sold during the most recent accounting period in which such sales did occur in such country.
If ADS-5102, as contained in such Combination Product, is not sold separately in finished form in such country, Borrower and the Lender shall determine Net Sales for ADS-5102 in such Calendar Quarter for the Combination Product by mutual agreement based on the relative contribution of ADS-5102 and each such other active ingredient in such Combination Product in accordance with the above formula, and shall take into account in good faith any applicable allocations and calculations that may have been made for the same period in other countries.
“New Arrangement” has the meaning set forth in Section 8.14(b).
“Note” means either or both of the Initial Tranche Note and the Subsequent Tranche Note.
“Notice of Borrowing” means either or both of the Notice of Initial Tranche Borrowing and the Notice of Subsequent Tranche Borrowing.
“Notice of Prepayment” means the notice of prepayment, in the form of Exhibit A hereto.
“Notice of Initial Tranche Borrowing” means an irrevocable notice, substantially in the form set forth in Exhibit D-1 to be given by Borrower to the Lender in accordance with Section 2.02(a).
“Notice of Subsequent Tranche Borrowing” means an irrevocable notice, substantially in the form set forth in Exhibit D-2 to be given by Borrower to the Lender in accordance with Section 2.02(b).
“Notices” means, collectively, notices, consents, approvals, reports, designations, requests, waivers, elections and other communications.
“Obligations” means, without duplication, the Loans, Fixed Interest and all present and future Indebtedness, taxes, liabilities, obligations, covenants, duties, and debts, owing by Borrower to the Lender, arising under or pursuant to the Loan Documents, including all principal, interest, premium, charges, expenses, fees and any other sums chargeable to Borrower hereunder and under the other Loan Documents (and including any interest, fees and other charges that would accrue but for the filing of a bankruptcy action with respect to Borrower, whether or not such claim is allowed in such bankruptcy action).

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“Office” means, with respect to the Lender, its Stamford, Connecticut office, and with respect to any other Lender, the office of such Lender designated as its “Office” in an Assignment and Acceptance, or such other office as may be otherwise designated in writing from time to time by such Lender to Borrower.
“Other Connection Taxes” means, with respect to any Lender, Taxes imposed as a result of a present or former connection between such Lender and the jurisdiction imposing such Tax (other than connections arising from such Lender having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan, commitment or Loan Document).
“Other Taxes” has the meaning set forth in Section 5.03.
“Party” and “Parties” means the Lender and Borrower, individually and collectively.
“Patent Office” means the respective patent office (foreign or domestic) for any patent.
“Patent” means any and all issued patents and pending patent applications, including without limitation, all provisional applications, substitutions, continuations, continuations-in-part, divisions, and renewals, all letters patent granted thereon, and all patents-of-addition, reissues, reexaminations and extensions or restorations by existing or future extension or restoration mechanisms (including regulatory extensions), and all supplementary protection certificates, together with any foreign counterparts thereof anywhere, claiming or covering the AD-5102 or the Licensed Product, or composition of matter, formulation, or methods of manufacture or use thereof, that are issued or filed on or after the date of this Agreement, including those identified in Schedule 7.01, in each such case, which are owned or controlled by, issued or licensed to, licensed by, or hereafter acquired or licensed by, Borrower or any Subsidiary.
“Patent Rights” means, collectively, with respect to a Person, all patents issued or assigned to, and all patent applications and registrations made by, such Person (whether established or registered or recorded in the United States or any other country or any political subdivision thereof), together with any and all (i) rights and privileges arising under Applicable Law with respect to such Person’s use of any patents, (ii) inventions and improvements described and claimed therein, (iii) reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof and amendments thereto, (iv) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable thereunder and with respect thereto including damages and payments for past, present or future infringements thereof, (v) rights corresponding thereto throughout the world and (vi) rights to sue for past, present or future infringements thereof.
“Patriot Act” means the USA Patriot Act, Public Law No. 107-56.

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“Payments” means due and owing payments of Amortization Payments (under Section 3.01(a) hereof) and Fixed Interest (under Section 4.01 hereof), including, in each case any default, additional interest or prepayment premium charged hereunder.
“Payment in Full” means the payment in full in good funds of the Loans and other Obligations (other than contingent indemnification obligations for which such claims have been reserved).
“Permitted Financing” means all Indebtedness and other obligations in respect of: (a) any Permitted Financing Facility, (b) any interest rate, foreign exchange or other commodity swap or hedge instruments, (c) any agreement relating to, treasury, depositary and cash management services (including, for the avoidance of doubt, credit cards, merchant cards, purchase cards and debit cards) or automated clearinghouse transfer of funds, (d) any letters of credit, banker’s acceptances or similar credit transaction and (e) all obligations of other Persons of the type referred to in clauses (a), (b), (c) or (d) for the payment of which Borrower or any of its Subsidiaries is responsible or liable as a guarantor or surety.
“Permitted Financing Facility” means one or more (i) royalty sales, revenue interest sales or other similar transactions (other than a sale of the Included Product Payments); and (ii) indentures, debt facilities or commercial paper facilities, providing for the issuance of notes, revolving credit loans, term loans, receivables financing (including through the sale of receivables to lenders or to special purpose entities formed to borrow from lenders against such receivables), letters of credit, banker’s acceptances and/or similar instruments, in each case under clauses (i) and (ii), as amended, supplemented, modified, extended, restructured, renewed, refinanced, restated, replaced or refunded in whole or in part from time to time.
“Permitted Financing Creditors” means the lenders and/or purchasers, and any administrative agent, collateral agent, security agent or similar agent under any Permitted Financing Facility.
“Permitted Liens” means:
(a)    Liens created in favor of the Lender pursuant to any Loan Document;
(b)    inchoate Liens for taxes not yet delinquent or Liens for taxes which are being contested in good faith and by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP;
(c)    Liens in respect of property of Borrower imposed by Applicable Law which were incurred in the ordinary course of business and do not secure Indebtedness for borrowed money, such as carriers’, warehousemen’s, distributors’, wholesalers’, materialmen’s and mechanics’ liens and other similar Liens arising in the ordinary course of business and secure payment obligations not yet delinquent and which are not in the aggregate in an amount material in relation to the value of the Included Product Payments;
(d)    (i) banker’s liens for collection or rights of set off or similar rights and remedies as to deposit accounts or other funds maintained with depositary institutions; provided that such deposit accounts or funds are not established or deposited for the purpose of providing collateral

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for any Indebtedness and are not subject to restrictions on access by Borrower in excess of those required by applicable banking regulations; and (ii) customary liens incurred in the ordinary course of business to secure obligations in respect of payment processing services, business credit card programs, and netting services, overdrafts and related liabilities arising from treasury, depositary and cash management services securing maximum amounts which are not in the aggregate material in relation to the value of the Included Product Payments;
(e)    Liens to secure any Permitted Financing;
(f)    any right, title or interest of a licensor or any restrictions imposed under a license or sublicense to which Borrower is a party as licensee or sublicensee;
(g)    (i) leases, subleases, licenses, or sublicenses of the assets or properties of Borrower thereof, in each case entered into in the ordinary course of business and not interfering in any material respect with the business of Borrower, (ii) any license for the Commercialization of ADS-5102, and (iii) the License Agreement and any New Arrangement or other license replacing the License Agreement in accordance with Section 8.14(b);
(h)     Liens to secure surety, appeal and performance bonds, trade and government contracts, regulatory or statutory obligations, banker’s acceptances and other similar obligations not incurred in connection with the borrowing of money, and attachment, judgment and other similar Liens arising in connection with court proceedings so long as the enforcement of such Liens is effectively stayed and the judgment claims secured thereby do not otherwise constitute an Event of Default under clause (h) of the definition of “Event of Default”;
(i)    Liens on imported goods and related shipping documents in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of such goods in the ordinary course of Borrower’s business;
(j)    Liens on insurance policies and the proceeds thereof securing the financing of the premiums with respect thereto;
(k)    Liens on cash collateral securing hedging agreements entered into for bona fide hedging purposes in the ordinary course of business and not for speculative purposes;
(l)     Liens arising from filing precautionary UCC financing statements regarding leases;
(m)    Liens securing reimbursement obligations of the Borrower as account party with respect to letters of credit issued for bona fide transactional purposes in the ordinary course of business and cash-collateralized with funds other than Included Product Payments; and
(n)    Liens arising out of conditional sale, title retention, consignment or similar arrangements for the sale of goods entered into by Borrower in the ordinary course of business.
“Person” means any natural person, firm, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization,

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Governmental Authority or any other legal entity, including public bodies, whether acting in an individual, fiduciary or other capacity.
“Plan Assets” means assets of any (i) employee benefit plan (as defined in Section 3(3) of ERISA) subject to the fiduciary responsibility provisions of Title I of ERISA, (ii) plan (as defined in Section 4975(e)(1) of the Code) subject to Section 4975 of the Code or (iii) entity whose underlying assets include assets of any such employee benefit plan or plan by reason of the investment by an employee benefit plan or plan in such entity.
“Pledged Account” has the meaning set forth under the Security Agreement, and includes the Collection Account and the Disbursement Account.
“Prepayment Event Date” means the date of occurrence of a Prepayment Trigger or the date fixed for a voluntary prepayment of the Loans pursuant to Section 3.02(a).
“Prepayment Trigger” means (i) the occurrence of any Event of Default and (unless prohibited by operation of Law) the acceleration of the maturity of the Loans or (ii) the occurence of a Change of Control.
“Proceeding” means an action or proceeding brought against a Party as a defendant, for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby.
“Purpose” has the meaning set forth in Section 12.17(a).
“Quarterly Payment Amounts” means, with respect to any Calendar Quarter, the total of (a) the aggregate amount of Net Sales of ADS-5102 in the U.S. and (b) the Ex-U.S. Borrower Consideration received by Borrower in such Calendar Quarter.
“Quarterly Report” means, with respect to the relevant Calendar Quarter of Borrower, the quarterly reports provided for under Section 6.5 of the License Agreement for the period thereunder corresponding to such quarter, together with relevant supporting documentation.
“Recipient” has the meaning set forth in Section 12.17(a).
“Register” means a record of ownership in which Borrower registers by book entry the interests (including any rights to receive payment hereunder) of each Lender in the Loans and any assignment of any such interest, obligation or right.
“Regulatory Agency” means a Governmental Authority with responsibility for the regulation of the research, development, marketing or sale of drugs or pharmaceuticals in any jurisdiction, including the FDA and the European Medicines Agency.
“Regulatory Approval” means, with respect to a product or device in any country or regulatory jurisdiction, all actions, approvals (including, where applicable, pricing and reimbursement approval and schedule classifications), licenses, registrations or authorizations of a Regulatory Agency necessary for the making, manufacture, sale, offer for sale, distribution,

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import, export, promotion, marketing or other use of such product or device in such country or jurisdiction.
“Regulatory Change” means (i) the adoption after the date hereof of any applicable law, rule or regulation or any change therein after the date hereof, or (ii) any change after the date hereof in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, either generally or as effected through compliance with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency.
“Representative” means, with respect to any Person, directors, officers, employees, agents, co-investors, advisors, potential investors, underwriters, rating agencies, permitted assignees, sources of financing and trustees of such Person.
“Revenue Interest” means all of Borrower’s rights, title and interest in and to that portion of accounts receivable and royalty receivables arising out of sales of ADS-5102 worldwide in an amount equal to the ADS-5102 Product Payment Amount for each Calendar Quarter.
“ROW” means all the countries in the world outside of the United States.
“ROW First Sale Date” has the meaning set forth in Section 4.08(b).
“ROW Fraction” has the meaning set forth in Section 4.08(b), subject to annual revisions pursuant to Section 4.08(c).
“Royalty Interest” means the royalties and other payments (together with the right to receive such royalties and payments) payable to Borrower under Section 6.3 or Section 6.4 of the License Agreement (including in each case payments constituting royalties, milestone payments, settlement payments, judgments, securities, consideration or any other remuneration of any kind payable or received in respect of, or in substitution or compensation for, or otherwise in lieu of, such royalties under the License Agreement and all “accounts” (as such term is defined in the New York Uniform Commercial Code) in respect of the Royalty Interest evidencing or giving rise to any of the foregoing) relating to Exploitation of the Licensed Product as provided in the License Agreement, and any collections, recoveries, payments or other compensation made in lieu thereof and any amounts paid or payable to Borrower and/or any of its Subsidiaries in respect of such royalties pursuant to Section 365(n) of the United States Bankruptcy Code derived from payments under the License Agreement since the Closing Date.
“Royalty Tail” has the meaning set forth in Section 3.01(d).
“Scheduled Maturity Date” means December 31, 2026.
“SEC” means the United States Securities and Exchange Commission.
“Security Agreement” means the Security Agreement, substantially in the form of Exhibit B hereto, between the Lender and Borrower, securing the Obligations of Borrower

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hereunder and the other Loan Documents, as supplemented by any amendments or supplements thereto.
“Senior Officer” means (i) in the case of Borrower, the Managers and (ii) in the case of the Company, the Chief Executive Officer or Chief Financial Officer.
“Set-off” means any right of set off, rescission, counterclaim, reduction, deduction or defense.
“Stock Pledge Agreement” means the Pledge and Security Agreement, dated as of the Closing Date, between the Company and the Lender, in the form of Exhibit G hereto, pursuant to which the Capital Stock of Borrower is pledged to the Lender.
“Subsequent Funding Date” means the date upon which the conditions precedent under Section 6.02 have been satisfied to the satisfaction of the Lender, which (subject to such satisfaction) shall be the date that is within fifteen Business Days following receipt by the Lender of the Notice of Subsequent Tranche Borrowing but which shall not be a date later than the Subsequent Tranche Commitment Termination Date without the consent of the Lender in its sole discretion.
“Subsequent Tranche Loan” has the meaning set forth in Section 2.01(b).
“Subsequent Tranche Loan Availability Termination Date” means October 31, 2018.
“Subsequent Tranche Loan Commitment” means the amount of $65,000,000.
“Subsequent Tranche Note” means the note, in the form attached hereto as Exhibit C-2, issued by Borrower to the Lender evidencing the Subsequent Tranche Loan, if made, on the Subsequent Funding Date to Borrower and any replacement(s) thereof issued in accordance with Section 13.09.
“Subsidiary” means with respect to any Person any entity as to which such Person directly or indirectly owns, controls or holds with power to vote fifty percent (50%) or more of the outstanding voting securities of such entity.
“Surviving Person” means, with respect to any Person involved in or that makes any disposition, the Person formed by or surviving such disposition or the Person to which such disposition is made.
“Sweep Percentage” has the meaning set forth in Section 4.08(b).
“Taxes” means all present and future taxes, levies, duties, imposts, deductions, charges, fees or withholdings, and all interest, penalties and other liabilities with respect thereto, that are imposed by any Governmental Authority.
“Territory” means worldwide.
“Third Party” means any Person other than Borrower or its Affiliates.

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“Transaction Documents” means the Loan Documents and the Organizational Documents.
“Transferred Assets” has the meaning set forth in the Contribution Agreement.
“U.S.” means the United States of America.
“UCC” means the Uniform Commercial Code as in effect from time to time in New York; provided, that, if, with respect to any financing statement or by reason of any provisions of Applicable Law, the perfection or the effect of perfection or non-perfection of the security interest or any portion thereof granted pursuant to the Loan Documents is governed by the Uniform Commercial Code as in effect in a jurisdiction of the United States other than New York, then “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions of this Agreement and any financing statement relating to such perfection or effect of perfection or non-perfection.
“Valid Claim” means, solely with respect to Patent Rights that claim or cover the manufacture, use, sale, offer for sale or import ADS-5102 or the Licensed Product, as applicable: (a) an issued claim of any issued Patent owned or controlled by Borrower that has not expired, or been revoked, cancelled, become abandoned or disclaimed, been declared invalid and/or unenforceable by a Patent Office or a decision or judgment of a court or other appropriate body of competent jurisdiction; and (b) a claim included in a pending Patent application owned or controlled by Borrower that is being prosecuted in good faith and that has not been cancelled, withdrawn from consideration, finally determined to be unallowable by the Patent Office or applicable Governmental Authority (from which no appeal is or can be taken), or abandoned or disclaimed; provided, however, that, if a claim of a Patent application owned or controlled by Borrower has been pending for more than [ * ], such claim will not constitute a Valid Claim for the purposes of this Agreement unless and until a Patent issues with such claim; provided, further, that, for purposes of the foregoing proviso, any newly filed claim which claims essentially the same subject matter as any earlier filed claim shall be considered pending for the same period of time as such earlier filed claim has been pending.
Section 1.02    Rules of Construction. Unless the context otherwise requires, in this Agreement:
(a)    An accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP.
(b)    Words of the masculine, feminine or neuter gender shall mean and include the correlative words of other genders.
(c)    The definitions of terms shall apply equally to the singular and plural forms of the terms defined.
(d)    The terms “include”, “including” and similar terms shall be construed as if followed by the phrase “without limitation”.

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(e)    Unless otherwise specified, references to an agreement or other document include references to such agreement or document as from time to time amended, restated, reformed, supplemented or otherwise modified in accordance with the terms thereof (subject to any restrictions on such amendments, restatements, reformations, supplements or modifications set forth herein or in any of the other Transaction Documents) and include any annexes, exhibits and schedules attached thereto.
(f)    References to any Applicable Law shall include such Applicable Law as from time to time in effect, including any amendment, modification, codification, replacement or reenactment thereof or any substitution therefor.
(g)    References to any Person shall be construed to include such Person’s successors and permitted assigns (subject to any restrictions on assignment, transfer or delegation set forth herein or in any of the other Transaction Documents), and any reference to a Person in a particular capacity excludes such Person in other capacities.
(h)    The word “will” shall be construed to have the same meaning and effect as the word “shall”.
(i)    The words “hereof”, “herein”, “hereunder” and similar terms when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision hereof, and Article, Section and Exhibit references herein are references to Articles and Sections of, and Exhibits to, this Agreement unless otherwise specified.
(j)    In the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and each of the words “to” and “until” means “to but excluding”.
(k)    Where any payment is to be made, any funds are to be applied or any calculation is to be made under this Agreement on a day that is not a Business Day, unless this Agreement otherwise provides, such payment shall be made, such funds shall be applied and such calculation shall be made on the succeeding Business Day, and payments shall be adjusted accordingly.
Article II.
THE LOAN; DISBURSEMENT; CERTAIN FEES
Section 2.01    Initial Tranche Loan; Subsequent Tranche Loan.
(a)    On the terms and subject to the conditions set forth herein, including the conditions set forth in Section 6.01 hereof, the Lender shall make a loan hereunder to Borrower in a principal amount equal to the Initial Tranche Loan Commitment on the Initial Funding Date (the “Initial Tranche Loan”) and Borrower shall accept and borrow such loan from the Lender.
(b)    On the terms and subject to the conditions set forth herein, including the conditions set forth in Section 6.02 hereof, the Lender shall make a loan hereunder to Borrower in a principal amount equal to the Subsequent Tranche Loan Commitment on the Subsequent

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Funding Date (the “Subsequent Tranche Loan”) and Borrower shall accept and borrow such loan from the Lender.
Section 2.02    Notice of Borrowing.
(a)    Subject to Section 2.01(a), Borrower shall, simultaneously with the execution and delivery of this Agreement by the Parties, deliver to the Lender a Notice of Initial Tranche Borrowing, setting forth that Borrower will borrow a principal amount equal to the Initial Tranche Loan Commitment on the Initial Funding Date. The Initial Tranche Loan Commitment shall automatically terminate upon disbursement of the Initial Tranche Loan on the Initial Funding Date.
(b)    Subject to Section 2.01(b), if FDA Approval shall have occurred on or before the Subsequent Tranche Loan Availability Termination Date, Borrower shall, not later than 5:00 PM (New York time) on or before the fifteenth (15th) Business Day following the receipt of FDA Approval, deliver to the Lender a Notice of Subsequent Tranche Borrowing. Only one Notice of Subsequent Tranche Borrowing may be given by Borrower. No later than the fifteenth (15th) Business Day following its receipt of the Notice of Subsequent Tranche Borrowing, the Lender shall make the Subsequent Tranche Loan to Borrower. The availability of the Subsequent Tranche Loan shall automatically terminate upon the earlier of (i) funding of the Subsequent Tranche Loan on the Subsequent Funding Date and (ii) fifteen (15) Business Days following the Subsequent Tranche Loan Availability Termination Date.
Section 2.03    Disbursement and Borrowing. On the terms and subject to the conditions set forth herein:
(a)    on the Initial Funding Date, the Lender shall wire transfer an amount equal to (A) the Initial Tranche Loan Commitment, less (B) the Lender Expense Amount, to the account of Borrower which Borrower shall have designated for such purpose in the related Notice of Borrowing or a separate payment instruction, or to Borrower’s order (i.e., the Initial Tranche Loan will be funded on a net basis); and
(b)    on the Subsequent Funding Date, if any, the Lender shall wire transfer an amount equal to the Subsequent Tranche Loan Commitment, to the account of Borrower which Borrower shall have designated for such purpose in the related Notice of Borrowing or a separate payment instruction, or to Borrower’s order.
Section 2.04    Loan Not Revolving. The Loans are not revolving in nature, and any amount of the Loans repaid or prepaid may not be reborrowed.
Article III.
REPAYMENT
Section 3.01    Amortization; Maturity Date.
(a)    Except as otherwise expressly provided herein, on each Interest Payment Date, commencing with the Interest Payment Date immediately following the ninth full Calendar Quarter subsequent to the earlier of (i) the Subsequent Funding Date and (ii) the Subsequent

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Tranche Loan Availability Termination Date if the Subsequent Funding Date has not occurred (such date, the “Amortization Start Date”), Borrower shall repay principal on the Loans outstanding at par to the Lender Account in an amount which is equal to the amount, if any, by which Included Product Payment for the immediately preceding Calendar Quarter for such Interest Payment Date exceed Fixed Interest accrued and payable on such Interest Payment Date (such amount, the “Amortization Payment”).
(b)    If not earlier repaid in full, the unpaid balance of the outstanding principal amount of the Loans, together with any accrued and unpaid interest, and all other Obligations then outstanding, shall be due and payable in cash to the Lender Account on the Maturity Date.
(c)    The outstanding principal balance of the Loans and any interest or premium due with respect thereto shall be repayable solely from Included Product Payments except (i) in connection with voluntary prepayment of the Loans pursuant to Section 3.02(b) or Section 3.03, (ii) in connection with prepayments required pursuant to Section 3.02(a)(vi), and (iii) following the occurrence of a Prepayment Trigger, in connection with mandatory prepayments of the Loans.
(d)    Once the principal balance and Fixed Interest due on the Loans have been repaid in full (other than as a result of any prepayment pursuant to Section 3.03), Borrower shall make payments of (i) in the U.S., the Applicable Percentage of Net Sales in the U.S. and (ii) outside of the U.S., the Applicable Percentage of Ex-U.S. Borrower Consideration (collectively, such payments, the “Royalty Tail”) until cumulative cash payments of the principal, Fixed Interest and Royalty Tail totaling $200,000,000 (or $70,000,000 if only the Initial Tranche Loan has been made) have been received by Lender.
Section 3.02    Mandatory Prepayment; Voluntary Prepayment.
(a)    Mandatory Prepayment.
(i)    If any Prepayment Trigger occurs, then Lender may declare the outstanding principal amount of the Loans plus any accrued and unpaid interest thereon to be immediately due and payable hereunder, in whole but not in part, to the extent permitted by law, together, if applicable, with any additional amounts due in respect thereof pursuant to clause (ii) below, and all other Obligations then outstanding together with all other amounts in respect thereof to the Lender Account, and the provisions of this Section 3.02(a) shall apply.
(ii)    Any prepayment of the Loans pursuant to Section 3.02(a)(i) shall include a prepayment premium in the amount indicated in the second column of the table below (determined as of the Prepayment Event Date):

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Prepayment Event Date	Prepayment Premium
During the 36-month period commencing on the Closing Date	[ * ]% of the outstanding principal balance of the Loans as of the Prepayment Event Date
After the 36-month period, and through and including the end of the 48-month period, following the Closing Date	[ * ]% of the outstanding principal balance of the Loans as of the Prepayment Event Date
After the 48-month period, and through and including the end of the 60-month period, following the Closing Date	[ * ]% of the outstanding principal balance of the Loans as of the Prepayment Event Date
After the 60-month period, and through and including the end of the 72-month period, following the Closing Date	[ * ]% of the outstanding principal balance of the Loans as of the Prepayment Event Date
After the 72-month period following the Closing Date and thereafter	[ * ]% of the outstanding principal balance of the Loans as of the Prepayment Event Date

(iii)    In addition to the amount in clause (ii) above, in connection with the prepayment in full of the Loans outstanding, any unpaid amounts in respect of such prepaid Loans not consisting of principal or Fixed Interest (i.e., any unpaid amounts for indemnification, tax gross-up, default interest, expense reimbursement and other amounts not consisting of principal or interest) shall be immediately due and payable.
(iv)    The date of prepayment of the Loans and any other amounts due to Lender under this Section 3.02(a), shall be a Business Day not more than 10 Business Days following the date the Prepayment Trigger has occurred. Not less than 5 Business Days prior to such prepayment date, Borrower shall provide to Lender a Notice of Prepayment showing the calculation of the amount to be prepaid and all other amounts payable in connection therewith under this Section 3.02(a). Such Notice of Prepayment shall constitute Borrower’s irrevocable commitment to prepay the Loans outstanding and all such other amounts on such prepayment date.
(v)    Notwithstanding anything in this Agreement or in any other Loan Document to the contrary, if a Loan shall remain outstanding after the fifth (5th) anniversary of the initial issuance thereof and the aggregate amount that would be includible in the gross income of a Lender with respect to a Loan (within the meaning of Section 163(i) of the Code) for the periods ending on or before any Interest Payment Date that occurs after such fifth (5th) anniversary (the “Aggregate Accrual”) would otherwise exceed an amount equal to the sum of (i) the aggregate amount of interest to be paid (within the meaning of Section 163 (i) of the Code) under such Loan on or before such Interest Payment Date, and (ii) the product of (A) the issue price (as defined in Section 1273(b) of the Code) of such Loan and (B) the yield to maturity (interpreted in accordance with Section 163(i) of the code) of such Loan (such sum, the “Maximum Accrual”), then the Borrower shall pay on each applicable Interest Payment Date occurring after such fifth (5th) anniversary that portion of the outstanding principal amount of such Loan necessary to prevent such Loan from constituting an “applicable high yield discount obligation” within the meaning of Section 163(i) of the code, up to an amount equal to the excess, if any, of the Aggregate Accrual over the Maximum Accrual

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(each such payment, the “AHYDO Payment”) and the amount of such AHYDO Payment and any interest thereon shall be treated for U.S. federal income tax purposes as an amount of interest to be paid (within the meaning of Section 163(i)(2)(B)(i) of the Code) under such Loan. This provision is intended to prevent the Loans from being classified as “applicable high yield discount obligations,” as defined in Section 163(i) of the Code, and shall be interpreted consistently therewith.
(b)    Voluntary Prepayment.
(i)    Upon the occurrence of a Change of Control, or at any other time, Borrower may prepay the outstanding principal amount of the Loans plus any accrued and unpaid interest thereon, in whole but not in part, to the extent permitted by law, together, if applicable, with any additional amounts due in respect thereof pursuant to clause (ii) below, and all other Obligations then outstanding together with all other amounts in respect thereof to the Lender Account, and the provisions of this Section 3.02(b) shall apply.
(ii)    Any prepayment of the Loans pursuant to Section 3.02(b)(i) shall include a prepayment premium equal to the amount indicated in the second column of the table below (determined as of the Prepayment Event Date):

Prepayment Event Date	Prepayment Premium
During the 36-month period commencing on the Closing Date	[ * ]% of the outstanding principal balance of the Loans as of the Prepayment Event Date
After the 36-month period, and through and including the end of the 48-month period, following the Closing Date	[ * ]% of the outstanding principal balance of the Loans as of the Prepayment Event Date
After the 48-month period, and through and including the end of the 60-month period, following the Closing Date	[ * ]% of the outstanding principal balance of the Loans as of the Prepayment Event Date
After the 60-month period, and through and including the end of the 72-month period, following the Closing Date	[ * ]% of the outstanding principal balance of the Loans as of the Prepayment Event Date
After the 72-month period following the Closing Date and thereafter	[ * ]% of the outstanding principal balance of the Loans as of the Prepayment Event Date

(iii)    In addition to the amount in clause (ii) above, in connection with the prepayment in full of the Loans outstanding, any unpaid amounts in respect of such prepaid Loans not consisting of principal or Fixed Interest (i.e., any unpaid amounts for indemnification, tax gross-up, default interest, expense reimbursement and other amounts not consisting of principal or interest) shall be immediately due and payable.
(iv)    The date of prepayment of the Loans and any other amounts due to Lender under this Section 3.02(b), shall be a Business Day not more than 10 Business Days

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following the date Borrower has provided to Lender a Notice of Prepayment showing the calculation of the amount to be prepaid and all other amounts payable in connection therewith under this Section 3.02(b). Such Notice of Prepayment shall constitute Borrower’s irrevocable commitment to prepay the Loans outstanding and all such other amounts on such prepayment date; provided, however, that such Notice of Prepayment may state that such notice is conditioned upon the effectiveness of any credit facilities or one or more other events specified therein (including the occurrence of a Change of Control), in which case such notice may be revoked by Borrower (by notice to the Lender on or prior to the specified effective date) if such condition is not satisfied.
(v)    Concurrently with, or at any time from and after, the prepayment of the Loans pursuant to this Section 3.02(b), Borrower may terminate the Royalty Tail upon written notice to Lender by paying to the Lender Account an amount sufficient to bring the cumulative cash payments of principal, Fixed Interest and Royalty Tail up to a total of $200,000,000 (or $70,000,000 if only the Initial Tranche Loan has been made) at the date of such payment.
Section 3.03    Increased Cost.    (a)    If any Regulatory Change occurs that has or would have the effect of
(i)    imposing, modifying or deeming applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, the Lender;
(ii) subjecting the Lender to any Taxes (other than (A) Indemnified Taxes or (B) Excluded Taxes) on the Loans, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or
(iii)    imposing on the Lender any other condition, cost or expense (other than Taxes) affecting this Agreement or Loans made by the Lender;
and the result of any of the foregoing shall be to reduce the rate of return on the capital of the Lender as a consequence of its obligations hereunder or arising in connection herewith to a level below that which the Lender could have achieved but for such introduction, change or compliance (taking into consideration the policies of the Lender with respect to capital adequacy) by an amount deemed by the Lender to be material, then from time to time, on the first Interest Payment Date occurring at least thirty (30) days after demand by the Lender (which demand shall be accompanied by a statement setting forth the basis for such demand and a description of the computation of such demand), Borrower shall pay directly to the Lender such additional amount or amounts as will compensate the Lender for such reduction. The Lender will take such actions reasonably requested by Borrower, at the expense of Borrower, if such actions will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of the Lender, be otherwise disadvantageous to it or inconsistent with its internal policies and procedures. In no event will the Lender be expected or required to monitor the occurrence of any of the events or contingencies described in this Section 3.03(a). Notwithstanding the foregoing, in no event shall Borrower be required to compensate the Lender pursuant to this Section 3.03 for any amounts under this Section

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3.03 incurred more than one hundred-eighty (180) days prior to the date that the Lender notifies Borrower of such amount and of the Lender’s intention to claim compensation therefor.
(b)    In determining any amount provided for in this Section 3.03, the Lender shall use commercially reasonable averaging and attribution methods. If the Lender makes a claim under this Section, it shall submit to Borrower a certificate setting forth the basis for such demand and a description of the computation of such demand as to such additional or increased cost or reduction, which certificate shall be conclusive absent manifest error.
(c)    If the Lender submits a demand to Borrower to pay any additional amounts pursuant to this Section 3.03, Borrower may elect, in its sole discretion, to prepay the Loans in full. Borrower shall notify the Lender in writing of such election no later than thirty (30) days following its receipt of such demand and shall specify in such notice the date upon which such prepayment shall be made which shall not be later than sixty (60) days following the date of the Lender’s demand. Prepayment pursuant to this Section 3.03 shall be made together with interest accrued and unpaid on the Loans to date of prepayment and all other amounts then payable to the Lender hereunder, but shall not be subject to any prepayment amount pursuant to Section 3.02.
Article IV.
INTEREST; EXPENSES; MAKING OF PAYMENTS
Section 4.01    Interest Rate.
(a)     The outstanding principal amount of the Loans shall bear interest consisting of Fixed Interest, which shall be paid in cash as provided in this Section 4.01.
(b)    All interest hereunder in respect of Fixed Interest shall be computed on the basis of a 360-day year of twelve 30-day months.
(c)    Except as otherwise expressly provided in Section 4.03, accrued and unpaid Fixed Interest on the Loans shall be payable in cash by Borrower to the Lender at the Lender Account in arrears on each Interest Payment Date; provided, however, that with respect to each Interest Payment Date from the Closing Date through and including the Amortization Start Date, if payments received with respect to the Included Product Payments for the immediately preceding Calendar Quarter for such Interest Payment Date are insufficient to pay all amounts of Fixed Interest due on the Loans for such Interest Payment Date (any such deficiency, the “Deficiency Amount”), then any such Deficiency Amount shall increase the outstanding principal amount of the Loans by an amount equal to the Deficiency Amount for the applicable Interest Payment Date (rounded up to the nearest whole dollar) and the Lender shall be deemed to have made an additional term loan in a principal amount equal to the aggregate amount of such Deficiency Amount (such additional term loan, “Accreted Principal”). Accreted Principal shall be deemed to be part of the Loans made to Borrowers for all purposes under this Agreement, and the Loans shall bear interest on such increased principal amount from and after the applicable Interest Payment Date in accordance with this Section 4.01. In the event of any repayment or prepayment of the Loans (including, without limitation, principal payments due under Section 3.01), accrued and unpaid Fixed Interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment.

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(d)    Fixed Interest on the Loans shall be payable solely from the Included Product Payments, except (i) in connection with voluntary prepayment of the Loans pursuant to Section 3.02(b) or Section 3.03, (ii) following the occurrence of a Prepayment Trigger, to the extent of capital contributions made by the Company in its sole discretion to fund full prepayment of the Loans, and (iii) following the Amortization Start Date, at the election of Borrower, any other funds available to Borrower; provided that in the case of this clause (iii), any capital contributions by the Company shall be subject to the limitations thereon set forth in the Contribution Agreement.
Section 4.02    Blocked Accounts
(a)    Within sixty (60) days of the Initial Funding Date or such later date as the Parties may agree, (i) Borrower shall establish with the Account Bank the Collection Account and the Disbursement Account; and (ii) the Parties shall enter into Blocked Account Control Agreements with the Account Bank.
(b)    Borrower shall pay for all fees, expenses and charges of the Account Bank pursuant to the terms of the Blocked Account Control Agreement by depositing sufficient funds into the Collection Account when such fees, expenses and charges are due.
(c)    Prior to the Payment in Full, Borrower shall have no right to terminate the Blocked Accounts without the Lender’s prior written consent; provided that, without Lender’s consent to the change of location of such accounts (provided such location is in the United States), Borrower shall have the right from time to time to establish a replacement Collection Account and a replacement Disbursement Account with a replacement Account Bank, provided that such replacement Account Bank entered into a Blocked Account Control Agreement with respect to such replacement accounts effective no later than the date of replacement, and Borrower instructs as required pursuant to Section 4.08(a) Borrower Licensees and account debtors to make payments to such new accounts.
For purposes of this Agreement, any reference to the “Blocked Account Control Agreement,” “Collection Account” or “Disbursement Account” shall refer to such replacement Blocked Account Control Agreement, Collection Account, Disbursement Account or Account Bank, as the context requires.
(d)    If requested by Borrower or any Permitted Financing Creditor (or agent or representative thereof), Lender shall enter into an amended or replacement Blocked Account Control Agreement that extends perfection in the Collection Account and the Disbursement Account to the Permitted Financing Creditor, which may be through “control” by the Lender over the payment interests under the License Agreement in excess of the Royalty Interest on behalf of such Permitted Financing Creditors for purposes of Section 9-104 of the UCC or other method of control for such purposes reasonably acceptable to the Lender.
Section 4.03    Interest on Late Payments. -If any amount payable by Borrower to the Lender hereunder is not paid when due (whether at stated maturity, by acceleration or otherwise), interest shall accrue on any such unpaid amounts, both before and after judgment during the period from and including the applicable due date, to but excluding the day the overdue amount is paid in full, at a rate per annum equal to the Default Rate. Interest accruing

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under this Section 4.03 shall be payable on demand of the Lender. For the avoidance of doubt, Fixed Interest that is not paid in cash on the date due but that is added to the principal amount of the Loans as Accreted Principal in accordance with Section 4.01(c) shall accrue Fixed Interest from the date at which it is incorporated as Accreted Principal and shall thereafter accrue interest at the Default Rate in the event that the principal amount of the Loans generally bears interest at the Default Rate.
Section 4.04    Initial Expenses. Borrower shall pay to the Lender, on the Initial Funding Date as provided in Section 2.03, the Lender Expense Amount, which shall serve as payment for confirmatory due diligence and legal documentation expenses of the Lender associated with the execution and delivery of this Agreement as of the Closing Date.
Section 4.05    Administration and Enforcement Expenses. Borrower shall promptly reimburse the Lender on demand for all reasonable costs and expenses incurred by the Lender (including the reasonable fees and expenses of one outside counsel to the Lender) as a consequence of or in connection with any Default, Event of Default, Prepayment Trigger or voluntary or mandatory prepayment of the Loans.
Section 4.06    Making of Payments. Notwithstanding anything to the contrary contained herein, any Payment stated to be due hereunder or under any Note on a given day in a specified month shall be made or shall end (as the case may be), (i) if there is no such given day or corresponding day, on the last Business Day of such month or (ii) if such given day or corresponding day is not a Business Day, on the next succeeding Business Day.
Section 4.07    Setoff or Counterclaim. Each payment by Borrower under this Agreement or under any Note shall be made without setoff or counterclaim. The Lender shall have the right to set off any and all amounts owed by Borrower and/or any of its Subsidiaries under this Agreement as provided in Section 10.03.
Section 4.08    Payment Mechanics and Disbursement Account Management.
(a)    (i) Within three (3) Business Days after the establishment of the Disbursement Account (or such later date as reasonably acceptable to Lender), Borrower shall deliver a written notice to the Licensee specifying the assignment of the License Agreement to Borrower and instructions for payment thereafter with respect to all payments that are due and payable to Borrower in respect of or derived from the License Agreement (which notice and instructions shall be in the form attached to the Contribution Agreement or otherwise reasonably satisfactory to the Lender) and shall provide that Licensee is to remit all amounts payable to Borrower in respect thereof to the Disbursement Account, and (ii) commencing with the First Commercial Sale, Borrower shall provide a similar notice and instructions directing, and shall use commercially reasonable efforts to cause, all Borrower Licensees and account debtors with respect to proceeds arising from sales of ADS 5102 by Borrower in the Territory to remit all amounts payable to Borrower in respect thereof to the Disbursement Account (in the case of Borrower Licensees) and the Collection Account (in the case of account debtors); provided that in the case of proceeds of governmental receivables arising out of sales of ADS-5102 in the United States may instead be remitted to one or more other U.S.-based accounts, not subject to any liens (other than any banker’s lien under Applicable Law), so long as such accounts are

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subject to daily sweeps to the Collection Account. All proceeds and other funds deposited into the Collection Account shall be verified and reconciled by the Logistics Service Provider (or its agent) and any verified and reconciled funds shall be swept to the Disbursement Account. Funds in the Disbursement Account shall be disbursed to Borrower in accordance with Section 4.08(b) and to the Lender in accordance with Section 4.08(c).
To the extent any such proceeds are paid directly to Borrower, Borrower shall (i) remit to the Collection Account all such amounts within fifteen (15) Business Days of receipt of any such funds, (ii) promptly instruct such Borrower Licensee or account debtor in writing to remit any future payments to the Collection Account (or other applicable account) and (iii) promptly provide to Lender a copy of such notice.
(b)    At the option of Borrower, all amounts deposited in the Disbursement Account during any Calendar Quarter in respect of the Royalty Interest in excess of the Included Royalty Interest may be disbursed to the Borrower Account at such times as directed by Borrower. In addition, on a monthly basis, Borrower may direct the disbursement of amounts deposited in the Disbursement Account for any month equal to the sum of (1) the aggregate Net Sales for such month in respect of Net Sales multiplied by the Sweep Percentage (as defined below), plus (2) the aggregate amounts deposited during such month in respect of Ex-US Borrower Licensee Consideration multiplied by the Sweep Percentage. If Borrower elects to require a monthly sweep, Borrower shall provide the Account Bank notice no more frequently than monthly of such amount to be disbursed to the Borrower Account pursuant to this Section 4.08(b). On or prior to each Interest Payment Date, Borrower shall deliver to the Lender a written reconciliation of the amount deposited in the Disbursement Account on each day of the applicable Calendar Quarter and the amount of Royalty Interest and other amounts disbursed to Borrower.
The “Sweep Percentage” shall be equal to the following:
(100% - (the Applicable Percentage + 1.0%))
(c)    No later than each Interest Payment Date, Borrower shall provide to Lender the reports relating to Quarterly Payment Amounts and calculation of the Revenue Interests required under Section 8.03(f). On each Interest Payment Date, Borrower shall instruct the Account Bank to disburse from the Disbursement Account, in the following order of priority, as follows:
(i)    First, to the Lender Account:

(A)
prior to the Amortization Start Date, an amount equal to the least of (1) the funds on deposit in the Disbursement Account, (2) Included Product Payments for the immediately preceding Calendar Quarter, and (3) the Fixed Interest for such Interest Payment Date; or

(B)	on and after the Amortization Start Date, an amount equal to the lesser of (1) the funds on deposit in the Disbursement Account, and

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(2) the sum of the Fixed Interest for such Interest Payment Date, plus any additional amounts payable pursuant to Section 3.02(a)(v) plus the Amortization Payment for such Interest Payment Date; and
(ii)    Second, to the Lender Account, if, on and after the Amortization Start Date, the amount disbursed to the Lender Account pursuant to Section 4.08(c)(i) above is less than the Payments to which Lender is entitled for the relevant Calendar Quarter until such disbursements equal the amount of such shortfall; and
(iii)    Third, to the Borrower Account an amount equal to the lesser of (A) the funds on deposit in the Disbursement Account as of the end of the immediately preceding Calendar Quarter, and (B) an amount equal to the amount deposited in the Disbursement Account during the immediately preceding Calendar Quarter, minus the amounts disbursed for such Calendar Quarter pursuant to Section 4.08(c)(i) and (ii) above, minus any amounts disbursed to the Borrower Account during such Calendar Quarter.
(d)    Upon any disbursement of any funds from the Disbursement Account to the Borrower Account, any security interest hereunder or under the other Loan Documents granted in Borrower’s right, title and interest in, to and under such funds shall be automatically released and terminated.
Section 4.09    Mode of Payment. All payments made by a Party hereunder shall be made by deposit of Dollars by wire transfer in immediately available funds into the applicable account.
Section 4.10    Currency Conversion. All payments received as part of the Included Product Payments that are not received in Dollars shall be converted to Dollars on the same basis and utilizing the same methodology for amounts thereof payable to Borrower and amounts thereof payable to Lender. The costs of any currency conversion shall be paid solely by Borrower.
Article V.
TAXES
Section 5.01    Taxes.
(a)    Except as otherwise required by Applicable Law, any and all payments by Borrower under this Agreement or any other Loan Document (including payments with respect to the Loan) shall be made free and clear of and without deduction for any and all present and future Taxes. If Borrower or any other applicable withholding agent shall be required by Applicable Law to deduct any Taxes from or in respect of any sum payable to a Lender under this Agreement or any other Loan Document, (i) if such Taxes are Indemnified Taxes, the sum payable by Borrower shall be increased as necessary so that after all required deductions have been made by the applicable withholding agent (including deductions applicable to additional sums payable under this Section 5.01(a) for Indemnified Taxes), the Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) the applicable withholding agent shall make such deductions and (iii) the applicable withholding agent shall

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pay the full amount deducted to the relevant Governmental Authority in accordance with Applicable Law.
(b)    Status of Lenders
(i)    Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to any payments made under any Loan Document shall deliver to Borrower or any other applicable withholding agent, at the time or times reasonably requested by Borrower or such other withholding agent, such properly completed and executed documentation reasonably requested by Borrower or such other withholding agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by Borrower or any other applicable withholding agent, shall deliver such other documentation prescribed by Applicable Law or reasonably requested by Borrower or such other withholding agent as will enable Borrower or such other withholding agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements.
(ii)    Without limiting the generality of the foregoing:

1)
If a Lender is a Foreign Lender, then such Lender shall provide to Borrower or any other applicable withholding agent (i) in the case of a Foreign Lender claiming exemption from U.S. federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of “portfolio interest,” (x) two accurate and complete original signed copies of IRS Form W-8BEN-E or W-8BEN (or a successor form) properly completed and duly executed by such Foreign Lender and (y) a certificate substantially in the form of Exhibit K-1 to the effect that such Foreign Lender is not (A) a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (B) a “10 percent shareholder” of Borrower within the meaning of Section 881(c)(3)(B) of the Code or (C) a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code, (ii) if the payments receivable by the Foreign Lender are effectively connected with the conduct of a trade or business in the United States, two accurate and complete original signed copies of IRS applicable Form W-8ECI (or a successor form), (iii) in the case of a Foreign Lender that is entitled to benefits under an income tax treaty to which the United States is a party, two accurate and complete original signed copies of IRS Form W-8BEN establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the applicable article(s) of such tax treaty or (iv) to the extent a Foreign Lender is not the beneficial owner, two accurate and complete original signed copies of IRS Form W-8IMY, accompanied by two accurate and complete original signed copies of IRS Form W-8ECI, IRS Form W-8BEN, or IRS Form W-8BEN-E, a certificate substantially in the form of Exhibit K-2 or Exhibit K-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership (and not a participating Lender) and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a certificate substantially in the form of Exhibit K-4 on behalf of each such direct and indirect partner. Such forms or certificates shall be delivered by such Foreign Lender

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on or prior to the date that it becomes a Lender under this Agreement, at any time thereafter if any form or certification previously delivered expires or becomes obsolete or inaccurate in any respect, and upon a reasonable written request of Borrower or any other applicable withholding agent. Notwithstanding any other provision of this Section 5.01(c), no Foreign Lender shall be required to deliver any form pursuant to this Section 5.01(c) that such Foreign Lender is not legally eligible to deliver.

2)
Each Lender that is not a Foreign Lender shall provide two properly completed and duly executed copies of Form W-9 (or successor form) on or prior to the date on which such Lender becomes a Lender under this Agreement, at any time thereafter if any form or certification previously delivered expires or becomes obsolete or inaccurate in any respect, and upon a reasonable written request of Borrower or any other applicable withholding agent.

3)
Any Foreign Lender shall, to the extent it is legally eligible to do so, deliver to the Borrower and any other applicable withholding agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or such other applicable withholding agent), executed copies of any other form prescribed by Applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by Applicable Law to permit the Borrower or such other applicable withholding agent to determine the withholding or deduction required to be made; and

4)
If a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and any other applicable withholding agent at the time or times prescribed by Applicable Law and at such time or times reasonably requested by the Borrower or such other applicable withholding agent such documentation prescribed by Applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or such other applicable withholding agent as may be necessary for the Borrower and such other applicable withholding agent to comply with their obligations under FATCA, to determine whether such Lender has complied with such Lender’s obligations under FATCA or to determine the amount, if any, to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

(iii)    Each Lender having assigned its rights and obligations hereunder in whole or in part shall collect from such assignee at the time of the assignment the documents described in Sections 5.01(b)(ii)(1) and (b)(ii)(2) as applicable.

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Section 5.02    Receipt of Payment. Within thirty (30) days after the date of any payment of Taxes withheld by Borrower in respect of any payment to the Lender, Borrower shall furnish to the Lender the original or a certified copy of a receipt evidencing payment thereof or other evidence reasonably satisfactory to the Lender.
Section 5.03    Other Taxes. Borrower shall promptly pay any registration, transfer, stamp or documentary Taxes or any other excise or property Taxes arising from any payment made under any Loan Document, or from the execution, delivery or enforcement of, or otherwise with respect to, any Loan Document, except any such Taxes with respect to an assignment by a Lender that are Other Connection Taxes (all such non-excluded Taxes, “Other Taxes”), to the relevant Governmental Authority in accordance with Applicable Law.
Section 5.04    Indemnification. If the Lender pays any Indemnified Taxes that Borrower is required to pay pursuant to this Article V, Borrower shall indemnify the Lender on demand in full (including any Indemnified Taxes imposed by any jurisdiction on amounts payable under this Section 5.04), whether or not such Taxes were correctly or legally asserted, together with interest thereon from and including the date of payment to, but excluding, the date of reimbursement at the Default Rate and reasonable expense arising therefrom. A certificate of an affected Lender claiming any compensation under this Section 5.04, setting forth the amounts to be paid thereunder and delivered to Borrower, shall be conclusive, binding and final for all purposes, absent manifest error.
Section 5.05    Registered Obligation.
(a)    Borrower shall establish and maintain, at its address referred to in Section 12.03, (i) a Register in which Borrower agrees to register by book entry the interests (including any rights to receive payment hereunder) of the Lender in the Loans, each of its obligations under this Agreement to participate in the Loans, and any assignment of any such interest, obligation or right, and (ii) accounts in the Register in accordance with its usual practice in which it shall record (1) the names and addresses of the Lender(s) (and each change thereto pursuant to Sections 12.01 and 12.02), (2) the amount of the Loans described in clause (i) above, (3) the amount of any principal or interest due and payable or paid, and (4) any other payment received and its application to the Loans.
(b)    Notwithstanding anything to the contrary contained in this Agreement or elsewhere, the Loans (including any Notes evidencing such Loans) are registered obligations, the right, title and interest of the Lender and its assignees in and to such Loans shall be transferable only upon notation of such transfer in the Register and no assignment thereof shall be effective until recorded therein. This Section 5.05 and Sections 12.01 and 12.02 shall be construed so that the Loans are at all times maintained in “registered form” within the meaning of Section 5f.103-1(c) of the U.S. Treasury Regulations, Sections 163(f), 871(h)(2) and 881(c)(2) of the Code and any related regulations (and any successor provisions). The Lender shall cooperate with Borrower in all respects, notwithstanding anything else whether in the Loan Documents or otherwise and including, but not limited to, providing appropriate information, so that the Loan shall be maintained in such registered form.

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Section 5.06    Tax Treatment.
(a)    For U.S. federal income and applicable state and local income tax purposes, the Parties shall treat the Loans and the Notes as debt. Each Party agrees not to take any position that is inconsistent with the foregoing sentence on any tax return or in any audit or other administrative or judicial proceeding unless (i) each other Party has consented to such actions; or (ii) as a result of a material change in Applicable Law following the date of this Agreement, counsel for such Party has advised it in writing that taking such a position would, notwithstanding compliance with all applicable reporting requirements and disclosure obligations, subject such Party to penalties under the Code.
(b)    This Agreement is not intended to create a deemed partnership, association or joint venture between or among Lender and/or Borrower or any Subsidiary. Each Party agrees not to refer to the other as a “partner” or the relationship as a “partnership” or “joint venture”.
Article VI.
CLOSING CONDITIONS
Section 6.01    Conditions Precedent to the Initial Tranche Loan. The obligation of the Lender to advance the Initial Tranche Loan on the Initial Funding Date shall be subject to the fulfillment, to the sole satisfaction of the Lender, of all of the following conditions precedent in addition to the conditions specified in Section 2.01(a) and Section 2.02(a):
(a)    Borrower shall have executed and delivered to the Lender the Initial Tranche Note, dated the Initial Funding Date.
(b)    Lender shall have received on or before the Initial Funding Date an executed copy of:
(i)    a certificate of each of Borrower and the Company, executed respectively by a Senior Officer thereof, dated the Initial Funding Date, substantially in the form of Exhibit J hereto; and
(ii)    an opinion of Cooley LLP, counsel to Borrower and the Company, dated the Closing Date in form and substance reasonably satisfactory to the Lender.
(c)    Borrower and the Company shall each have delivered to the Lender a certificate, dated the Closing Date, of a Senior Officer (the statements in which shall be true and correct on and as of the Initial Funding Date): (i) attaching copies, certified by such officer as true and complete, of such party’s certificate of incorporation or other organizational documents (together with any and all amendments thereto) certified by the appropriate Governmental Authority as being true, correct and complete copies; (ii) attaching copies, certified by such officer as true and complete, of resolutions of the Board of Directors (or similar governing body) of such party authorizing and approving the execution, delivery and performance by such party of the Loan Documents to which it is a party and the transactions contemplated herein and therein; (iii) setting forth the incumbency of the officer of such party who executed and delivered such Loan Documents, including therein a signature specimen of each such officer; and (iv) attaching copies, certified by such officer as true and complete, of certificates of the appropriate

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Governmental Authority of the jurisdiction of formation, stating that such party was in good standing under the laws of such jurisdiction as of the Initial Funding Date (or a date immediately prior thereto acceptable to the Lender).
(d)    This Agreement and the other Loan Documents shall have been executed and delivered to the Lender by each party thereto (other than the Lender), and Borrower shall have delivered, or caused to be delivered, such other documents as the Lender reasonably requested, in each case, in form and substance satisfactory to the Lender.
(e)    The Transaction Documents shall be in full force and effect.
(f)    No event shall have occurred and be continuing that (i) constitutes a Default or an Event of Default or a Prepayment Trigger or (ii) could reasonably be expected to constitute a Material Adverse Effect (without giving effect to the cure period applicable to a Prepayment Trigger based thereon), in each case both at the time of, and immediately after giving effect to, the making of the Initial Tranche Loan on the Initial Funding Date.
(g)    The representations and warranties made by Borrower in Article VII hereof and in the other Loan Documents shall be true and correct in all material respects as of the Initial Funding Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, before and after giving effect to the Initial Tranche Loan (except that any representation or warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects).
(h)    All necessary governmental and third-party approvals, consents and filings, including in connection with the Loan, the Security Agreement, the Contribution Agreement and the other Loan Documents shall have been obtained or made and shall remain in full force and effect.
(i)    Borrower shall have delivered to the Lender certified copies of UCC, United States Patent and Trademark Office and United States Copyright Office, tax and judgment lien searches, or equivalent reports or searches, each of a recent date listing all effective financing statements, lien notices or comparable documents that name Borrower as debtor and that are filed in those state and county jurisdictions in which Borrower is organized or maintains its principal place of business and such other searches that the Lender deems necessary or appropriate, none of which encumber the Collateral covered or intended to be covered by the Loan Documents (other than any Permitted Liens and other Liens acceptable to the Lender).
(j)    The Lender shall have received all UCC financing statements in appropriate form for filing under the UCC, and all other certificates, agreements, instruments, filings, recordings and other actions, including recordations in the United States Patent and Trademark Office and the United States Copyright Office that are necessary or reasonably requested by the Lender in order to establish, protect, preserve and perfect the security interest in the assets of Borrower constituting Collateral as provided in the Security Agreement as a valid and perfected first priority security interest with respect to such assets shall have been duly effected (or arrangements therefor satisfactory to the Lender shall have been made).

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(k)    The Lender shall have received all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation, the Patriot Act, including and the information described in Section 12.18.
Section 6.02    Conditions Precedent to the Subsequent Tranche Loan. The obligation of the Lender to advance the Subsequent Tranche Loan on the Subsequent Funding Date shall be subject to the fulfillment, to the sole satisfaction of the Lender, of all of the following conditions precedent prior to the Subsequent Tranche Loan Availability Termination Date, in addition to the conditions specified in Section 2.01 and Section 2.02:
(a)    Borrower shall have executed and delivered to the Lender the Subsequent Tranche Note evidencing the Subsequent Tranche Loan, dated the Subsequent Funding Date.
(b)    No event shall have occurred and be continuing that constitutes a Default, an Event of Default or a Prepayment Trigger under this Agreement and no such event shall occur or shall have occurred by reason of the making of the Subsequent Tranche Loan.
(c)    The representations and warranties made by Borrower in Article VII hereof and in the other Transaction Documents shall be true and correct in all material respects as of the Subsequent Funding Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, before and after giving effect to the Subsequent Tranche Loan (except that any representation or warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects).
(d)    FDA Approval shall have occurred.
(e)    Borrower shall provide a certificate signed by a Senior Officer of Borrower certifying that the conditions in clauses (a), (b), (c) and (d) above have been satisfied.
Article VII.
REPRESENTATIONS AND WARRANTIES
Section 7.01    Representations and Warranties of Borrower. Borrower hereby represents and warrants to the Lender as of the date of this Agreement, as of the Initial Funding Date and as of the Subsequent Funding Date (except for any representations and warranties which speak as to a specific date, which representations and warranties shall be made as of the date specified) as follows:
(a)    Borrower is a limited liability company duly organized, validly existing and in good standing under the laws of Delaware and has all powers and authority, and all licenses, permits, franchises, authorizations, consents and approvals of all Governmental Authorities, required to own its property and conduct its business as now conducted. Borrower is duly qualified to transact business and is in good standing in every jurisdiction in which such qualification or good standing is required by Applicable Law (except where the failure to be so qualified or in good standing would not result in, and could not reasonably be expected to have resulted in (a) a Material Adverse Effect, or (b) an adverse effect, in any respect, on the timing,

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amount or duration of the Included Product Payments or the right of the Lender to receive the Included Product Payments).
(b)    None of the execution and delivery by Borrower of any of the Loan Documents to which Borrower is party, the performance by Borrower of the obligations contemplated hereby or thereby or the consummation of the transactions contemplated hereby or thereby will: (i) contravene, conflict with, result in a breach, violation, cancellation or termination of, constitute a default (with or without notice or lapse of time, or both) under, require prepayment under, give any Person the right to exercise any remedy (including termination, cancellation or acceleration) or obtain any additional rights under, or accelerate the maturity or performance of or payment under, in any material respect, (A) any Applicable Law or any judgment, order, writ, decree, permit or license of any Governmental Authority to which Borrower or any of its Subsidiaries or any of their respective assets or properties may be subject or bound, (B) any term or provision of any contract, agreement, indenture, lease, license, deed, commitment, obligation or instrument to which Borrower or any of its Subsidiaries is a party or by which Borrower or any of its Subsidiaries or any of their respective assets or properties is bound or committed or (C) any term or provision of any of the organizational documents of Borrower or any of its Subsidiaries, except in the case of clause (A) or (B) where any such event would not result in (1) a Material Adverse Effect, or (2) an adverse effect, in any respect, on the timing, amount or duration of the Included Product Payments or the right of the Lender to receive payments based on the Included Product Payments; or (ii), except as provided in or contemplated by any of the Transaction Documents, result in or require the creation or imposition of any Lien on the Patents, the Licensed Product, ADS-5102 or the Included Product Payments.
(c)    Other than pursuant to the Loan Documents, Borrower has not granted, nor does there exist, any Lien on the Loan Documents, the Patents or the Included Product Payments (other than Permitted Liens under subclause (f) of the definition thereof with respect to Patents).
(d)    Borrower has all powers and authority to execute and deliver, and perform its obligations under, the Loan Documents to which it is party and to consummate the transactions contemplated hereby and thereby. The execution and delivery of each of the Loan Documents to which Borrower is party and the performance by Borrower of its obligations hereunder and thereunder have been duly authorized by Borrower. Each of the Loan Documents to which Borrower is party has been duly executed and delivered by Borrower. Each of the Loan Documents to which Borrower is party constitutes the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar Applicable Laws affecting creditors’ rights generally, general equitable principles and principles of public policy.
(e)    Upon giving effect to the Contribution (but subject to Section 2.01(c) thereof), Borrower shall be the exclusive owner of the entire right, title (legal and equitable) and interest in, to and under the Collateral, free and clear of all Liens, other than Permitted Liens and Borrower shall be entitled to be the sole recipient of all payments in respect of the Included Product Payments. The Included Product Payments constituting Collateral granted to the Lender on the Closing Date have not been pledged, sold, assigned, transferred, conveyed or granted by

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Borrower to any other Person. Upon granting by Borrower of the security interests in the Included Product Payments to the Lender, the Lender shall acquire a first priority security interest in the Included Product Payments free and clear of all Liens, other than Permitted Liens. Borrower has not caused, and to the Knowledge of Borrower no other Person has caused, the claims and rights of Lender created by any Loan Document in and to the Included Product Payments, to be subordinated to any creditor or any other Person.
(f)    The execution and delivery by Borrower of the Loan Documents to which Borrower is party, the performance by Borrower of its obligations hereunder and thereunder and the consummation of any of the transactions contemplated hereunder and thereunder (including the granting of security interests in the Included Product Payments to the Lender) do not require any consent, approval, license, order, authorization or declaration from, notice to, action or registration by or filing with any Governmental Authority or any other Person, except for (i) the filing of any applicable notices under securities laws, (ii) the filings necessary to perfect Liens created by the Loan Documents, (iii) those previously obtained and in full force and effect, and (iv) consent, filings and registrations in connection with the Contribution as contemplated by the Contribution Agreement.
(g)    There is no action, suit, arbitration proceeding, claim, citation, summons, subpoena, investigation or other proceeding (whether civil, criminal, administrative, regulatory, investigative or informal, and including by or before a Governmental Authority) pending or, to the Knowledge of Borrower, threatened in writing by or against Borrower or any of its Subsidiaries, at law or in equity, that (i) if adversely determined, would result in a Material Adverse Effect or (ii) challenges or seeks to prevent or delay the consummation of any of the transactions contemplated by any of the Loan Documents to which Borrower is party.
(h)    Upon consummation of the transactions contemplated by the Loan Documents and the application of the proceeds therefrom, (a) the present fair saleable value of the properties and assets of Borrower and its Subsidiaries, taken as a consolidated group, on a going concern basis will be greater than the sum of its debts, liabilities and other obligations, including contingent liabilities, (b) the present fair saleable value of the properties and assets of Borrower on a going concern basis will not be less than the amount that would be required to pay its probable liabilities on its existing debts, liabilities and other obligations, including contingent liabilities, as they become absolute and matured, (c) Borrower will be generally able to realize upon its assets and pay its debts, liabilities and other obligations, including contingent obligations, as they become absolute and matured, (d) Borrower will not have unreasonably small capital with which to engage in its business as now conducted, (e) Borrower has not incurred, and has not agreed to incur debts or other obligations or liabilities beyond its ability to pay such debts or other obligations or liabilities as they become absolute and matured, (f) Borrower will not have become subject to any Insolvency Event and (g) Borrower will not have been rendered insolvent within the meaning of any Applicable Law. No step has been taken by Borrower or, to its Knowledge, any other Person to make Borrower subject to an Insolvency Event.
(i)    No Default, Event of Default or Prepayment Trigger has occurred and is continuing, and no such event will occur upon the making of the Loan.

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(j)    Borrower has filed (or caused to be filed) all Tax returns and reports required by Applicable Law to have been filed by it and has paid all Taxes required to be paid by it, except any such Taxes that are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been set aside on its books and except where any such failure to file or pay would not result in (a) a Material Adverse Effect, or (b) an adverse effect, in any respect, on the timing, amount or duration of the Included Product Payments or the right of the Lender to receive the Included Product Payments.
(k)    Except as set forth on Schedule 7.01(k), Borrower has not taken any action that would entitle any person or entity to any commission or broker’s fee in connection with the transactions contemplated by this Agreement.
(l)    Borrower (a) has not violated and is not in violation of, nor to its Knowledge under investigation with respect to, nor has been threatened to be charged with or been given notice of any violation of, any Applicable Law or any judgment, order, writ, decree, injunction, stipulation, consent order, permit or license granted, issued or entered by any Governmental Authority and (b) is not subject to any judgment, order, writ, decree, injunction, stipulation, consent order, permit or license granted, issued or entered by any Governmental Authority, in each case, that would result in a Material Adverse Effect. Borrower is in compliance with the requirements of all Applicable Laws, a breach of any of which would result in a Material Adverse Effect.
(m)    With respect to the Licensed Product:
(1) As of the date hereof, all ANDA litigations relating to Licensed Product filed prior to April 30, 2017 have been settled, and the earliest generic entry with regard to Licensed Product by these ANDA filers will be no earlier than January 1, 2025 (unless a Third Party succeeds in invalidating the Patent Rights relating to the Licensed Product).
(2)    To Borrower’s Knowledge, no Third Party Patent Right has been, or is, or will be, infringed by Exploitation of the Licensed Product. To Borrower’s Knowledge, other than the Patent Rights licensed pursuant to the License Agreement, no Patent Rights other than the Patents with respect to Licensed Products would limit or prohibit in any material respect Exploitation of the Licensed Product. Borrower has not received any notice of any claim by any Third Party asserting that Exploitation of the Licensed Product infringes such Third Party’s Patent Rights. Borrower has not received any written opinion of counsel regarding infringement or non-infringement of any Third Party’s Patent Rights by Exploitation of the Licensed Product.
(n)    With respect to ADS-5102 (all references in this Section 7.01(n) to Patents, Patent Rights, Valid Claims, and Exploitation shall be interpreted as relating solely to ADS-5102):
(1)    Schedule 7.01 sets forth an accurate and complete list of all Patents. For each of such Patents listed on Schedule 7.01, Borrower has indicated (i) the country or other jurisdictions in which such Patent is pending, allowed, granted, issued, registered or filed, (ii) the application number, the patent or registration number, if any, (iii) the scheduled expiration date of any issued Patent, including a notation if such scheduled expiration date includes a term

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extension or supplementary protection certificate, (iv) the filing date for each pending patent application and (v) the registered owner of such Patent.
(2)    Borrower (or, prior to giving effect to the Contribution, the Affiliate of Borrower indicated on Schedule 7.01) is the sole and exclusive owner of the entire right, title and interest in each of the Patents. The Patents are not subject to any encumbrance, lien or claim of ownership by any Third Party, and there are no facts that would preclude Borrower from having unencumbered title to the Patents. Neither Borrower nor any of its Affiliates has received any notice of any claim by any Third Party challenging the ownership of the rights of Borrower Parties in and to the Patents.
(3)    Each Person who has or has had any rights in or to the Patents, including each inventor named on the Patents, has executed a contract assigning their entire right, title and interest in and to such Patents and the inventions embodied, described and/or claimed therein, to the owner thereof, and each such contract has been duly recorded at the United States Patent and Trademark Office.
(4)    To Borrower’s Knowledge, no issued Patent has lapsed, expired or otherwise been terminated. No Patent applications have lapsed, expired, been abandoned or otherwise been terminated, other than by operation of law.
(5)    Borrower is current with respect to any maintenance fees, annuities or other like payments due or owing with respect to the Patents.
(6)    Each of the Patents correctly identifies each and every inventor of the claims thereof as determined in accordance with the laws of the jurisdiction in which such Patent was issued or is pending. To Borrower’s Knowledge, there is not any Person who is or claims to be an inventor of any of the Patents who is not a named inventor thereof. No Borrower Party has received any notice from any Person who is or claims to be an inventor of any of the Patents who is not a named inventor thereof.
(7)    Each of the Patents is valid, enforceable and subsisting. Neither Borrower nor any Affiliate of Borrower has received any opinion of counsel that any of the Patents is invalid or unenforceable. Except as set forth on Schedule 7.01(n)(7), neither Borrower nor any Affiliate of Borrower has received any written notice of any claim by any Third Party challenging the validity or enforceability of any of the Patents.
(8)    To the Knowledge of Borrower, each individual associated with the filing and prosecution of the Patents has complied in all material respects with all applicable duties of candor and good faith in dealing with any Patent Office, including any duty to disclose to any Patent Office all information known by such individual to be material to patentability of each such Patent, in those jurisdictions where such duties exist.
(9)    There is at least one issued Valid Claim in the Patents that would be infringed by Exploitation of ADS-5102, but for Borrower’s and Affiliate’s rights in the Patents.
(10)    Except for information disclosed to the applicable Patent Office during prosecution of the Patents, to Borrower’s Knowledge, there are no Patent Rights, published

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patent applications, articles, abstracts or other prior art deemed material to patentability of any of the inventions claimed in such Patents, or that would otherwise reasonably be expected to materially adversely affect the validity or enforceability of any of the claims of such Patents.
(11)    There are no pending or threatened proceedings before a Governmental Authority (other than normal course patent examinations, if any) that would (i) impact the validity and/or enforceability of any of the claims of the Patents, or (ii) otherwise impact whether any claim within the Patents is a Valid Claim.
(12)    There is no pending, decided or settled Dispute, and, to the Knowledge of Borrower, no such Dispute has been threatened, in each case challenging the legality, validity, enforceability, scope or ownership of any Patent, or adjudicating whether any Patent is or would be infringed by the Exploitation of ADS-5102 by a Third Party.
(13)    There have not been nor are there any pending Disputes or like procedures involving any of the Patents.
(14)    To Borrower’s Knowledge, none of the conception, development and reduction to practice of the inventions claimed in the Patents has constituted or involved the misappropriation of trade secrets or other rights or property of any Third Party.
(15)    Neither Borrower nor any Affiliate of Borrower has filed any disclaimer, other than a terminal disclaimer, or made or permitted any other voluntary reduction in the scope of any Patent.
(16)    Neither Borrower nor any other Person has undertaken or omitted to undertake any acts, and no circumstances or grounds exist, that would void, invalidate, reduce or eliminate, in whole or in part, the enforceability or scope of any of the Patents.
(17)    To Borrower’s Knowledge, no Third Party Patent Right has been, or is, or will be, infringed by Borrower’s Exploitation of ADS-5102. To Borrower’s Knowledge, no Patent Right other than the Patents would limit or prohibit in any material respect Exploitation of ADS-5102. Borrower has not received any notice of any claim by any Third Party asserting that Exploitation of ADS-5102 infringes such Third Party Patent Rights. Borrower has not received any written opinion of counsel regarding infringement or non-infringement of any Third Party Patent Rights by Exploitation of ADS-5102.
(18)    To Borrower’s Knowledge, there are no pending, published patent applications owned by any Third Party, which Borrower or its Affiliates do not have the right to use, which if issued, would limit or prohibit in any material respect Exploitation of ADS-5102.
(19)    There are no Disputes between Borrower and a Third Party relating to Exploitation of ADS-5102. Borrower has not received or given notice of any such Dispute, and to its Knowledge, there exists no circumstances or grounds upon which any such claims could be asserted. The Patents are not subject to any outstanding injunction, judgment or other decree, ruling, charge settlement or other disposition of any Dispute.

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(20)    To Borrower’s Knowledge, no Third Party is infringing any of the issued Patents. Neither Borrower nor any Affiliate of Borrower has put any Third Party on notice of any of the issued Patents.
(o)    Borrower is not engaged in the business of extending credit for the purpose of buying or carrying margin stock, and no portion of the Loan shall be used by Borrower for a purpose that violates Regulation T, U or X promulgated by the Board of Governors of the Federal Reserve System from time to time.
(p)    As of the Closing Date, except as set forth on Schedule 7.01(p), Borrower is not a party to any Material Contract (other than, after giving effect to the Contribution thereof under the Contribution Agreement,the Material Contracts specified on Schedule 2.01(a)(iii) to the Contribution Agreement).
(q)    Neither Borrower nor, to the Knowledge of Borrower, the Licensee, as applicable, has taken any action or omitted to take any action that would adversely impact the right of the Lender to take a security interest in the License Agreement with respect to the Royalty Interest, or the Revenue Interest; provided that neither Borrower nor the Company shall obtain any consent from the Licensee to the grant of any Lien to the Lender pursuant to the Loan Documents.
(r)    Borrower has not received (A) any written notice or, to the Knowledge of Borrower, oral communication of the Licensee’s intention to terminate the License Agreement in whole or in part, or (B) any written notice or, to the Knowledge of Borrower, oral communication requesting any amendment, alteration or modification to the License Agreement.
(s)    To Borrower’s Knowledge, except as separately disclosed in writing to Lender referencing this Section 7.01, neither Borrower nor any Material Contract Counterparty is in breach or default of any Material Contract and no circumstances or grounds exist that would, upon the giving of notice, the passage of time or both, give rise (i) to a claim by Borrower or any Material Contract Counterparty of a breach or default of any Material Contract, or (ii) to a right of rescission, termination, revision, setoff, or any other rights, by any Person, in, to or under any Material Contract. Borrower has not received from, or delivered to, any Material Contract Counterparty, any notice alleging a breach or default under any Material Contract, which breach or default has not been cured as of the date hereof.
(t)    Upon the Contribution thereof to, and assumption thereof by, Borrower, each Material Contract shall be a valid and binding obligation of Borrower and, to the Knowledge of Borrower, of the applicable Material Contract Counterparty, enforceable against each of Borrower and, to the Knowledge of Borrower, each applicable Material Contract Counterparty in accordance with its terms, except as may be limited by general principles of equity (regardless of whether considered in a proceeding at law or in equity) and by applicable bankruptcy, insolvency, moratorium and other similar laws of general application relating to or affecting creditors’ rights generally. Borrower has not received any notice from any Material Contract Counterparty or any other Person challenging the validity or enforceability of any Material Contract. Neither Borrower, nor to the Knowledge of Borrower, any other Person, has

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delivered or intends to deliver any written notice to Borrower or a Material Contract Counterparty challenging the validity or enforceability of any Material Contract.
(u)    Neither Borrower nor to the Knowledge of Borrower, any Material Contract Counterparty, is contemplating to commence any case, proceeding or other action relating to Material Contract Counterparty’s bankruptcy, insolvency, liquidation or dissolution or reorganization by any of the foregoing means.
(v)    No Capital Stock has been issued by Borrower other than the Capital Stock issued to the Company that is subject to the pledge to the Lender under the Stock Pledge Agreement.
(w)    The chief place of business, the chief executive office and each office where Borrower keeps its records regarding the Included Product Payments are, as of the date hereof, each located at 1900 Powell Street, Suite 750, Emeryville, California 94608.
(x)    Borrower (or any predecessor by merger or otherwise) has not, within the five (5) year period preceding the date hereof, had a name that differs from its name as of the date hereof.
(y)    All written information heretofore or herein supplied by or on behalf of Borrower or the Company to the Lender is accurate and complete in all material respects; provided that all written information heretofore or herein supplied by or on behalf of Borrower to the Lender and produced by any Third Party is accurate and complete in all material respects to the Knowledge of Borrower. There is no fact or circumstance known to Borrower that could reasonably be expected to have a Material Adverse Effect that has not been expressly disclosed to the Lender.
Section 7.02    Representations and Warranties as to Company, Etc.. Borrower hereby represents and warrants to the Lender as of the date of this Agreement, as of the Initial Funding Date and as of the Subsequent Funding Date (except for any representations and warranties which speak as to a specific date, which representations and warranties shall be made as of the date specified), with respect to the Company and other matters, as follows:
(a)    The Company is a corporation duly organized, validly existing and in good standing under the laws of Delaware and has all powers and authority, and all licenses, permits, franchises, authorizations, consents and approvals of all Governmental Authorities, required to own its property and conduct its business as now conducted. The Company is duly qualified to transact business and is in good standing in every jurisdiction in which such qualification or good standing is required by Applicable Law (except where the failure to be so qualified or in good standing would not result in, and could not reasonably be expected to have resulted in (a) a Material Adverse Effect, or (b) an adverse effect, in any respect, on the timing, amount or duration of the Included Product Payments or the right of the Lender to receive the Included Product Payments).
(b)    None of the execution and delivery by the Company of any of the Transaction Documents to which the Company is party, the performance by the Company of the obligations contemplated hereby or thereby or the consummation of the transactions

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contemplated hereby or thereby will: (i) contravene, conflict with, result in a breach, violation, cancellation or termination of, constitute a default (with or without notice or lapse of time, or both) under, require prepayment under, give any Person the right to exercise any remedy (including termination, cancellation or acceleration) or obtain any additional rights under, or accelerate the maturity or performance of or payment under, in any respect, (A) any Applicable Law or any judgment, order, writ, decree, permit or license of any Governmental Authority to which the Company or any of its Subsidiaries or any of their respective assets or properties may be subject or bound, (B) any term or provision of any contract, agreement, indenture, lease, license, deed, commitment, obligation or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their respective assets or properties is bound or committed or (C) any term or provision of any of the organizational documents of the Company or any of its Subsidiaries, except in the case of clause (A) or (B) where any such event would not result in (1) a Material Adverse Effect, or (2) an adverse effect, in any respect, on the timing, amount or duration of the Included Product Payments or the right of the Lender to receive the payments based on Included Product Payments; or (ii) except as provided in or contemplated by any of the Transaction Documents, result in or require the creation or imposition of any Lien on the Patents, the Licensed Product, ADS-5102 or the Included Product Payments.
(c)    Except pursuant to, or as contemplated by, the Transaction Documents and except for Permitted Liens under subclause (f) of the definition thereof with respect to the Patents, the Company has not granted, nor does there exist, any Lien on the Transaction Documents, the Patents or the Included Product Payments.
(d)    The Company has all powers and authority to execute and deliver, and perform its obligations under, the Transaction Documents to which it is party and to consummate the transactions contemplated hereby and thereby. The execution and delivery of each of the Transaction Documents to which the Company is party and the performance by the Company of its obligations hereunder and thereunder have been duly authorized by the Company. Each of the Transaction Documents to which the Company is party has been duly executed and delivered by the Company. Each of the Transaction Documents to which the Company is party constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar Applicable Laws affecting creditors’ rights generally, general equitable principles and principles of public policy.
(e)    The execution and delivery by the Company of the Transaction Documents to which the Company is party, the performance by the Company of its obligations hereunder and thereunder and the consummation of any of the transactions contemplated hereunder and thereunder (including granting of security interests in the Included Product Payments to the Lender) do not require any consent, approval, license, order, authorization or declaration from, notice to, action or registration by or filing with any Governmental Authority or any other Person, except for the filing of (i) any applicable notices under securities laws, (ii) the filings necessary to perfect Liens created by the Loan Documents, (iii) those previously obtained and in full force and effect, and (iv) consents, filings and registrations in connection with the Contribution as contemplated by the Contribution Agreement.

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(f)    There is no action, suit, arbitration proceeding, claim, citation, summons, subpoena, investigation or other proceeding (whether civil, criminal, administrative, regulatory, investigative or informal, and including by or before a Governmental Authority) pending or, to the Knowledge of the Company, threatened in writing (or, in the case of a threat by a Governmental Authority, threatened orally or in writing) by or against the Company or any of its Subsidiaries, at law or in equity, that (i) if adversely determined, would result in (A) a Material Adverse Effect, or (B) an adverse effect, in any respect, on the timing, amount or duration of the Included Product Payments or the right of the Lender to receive the Included Product Payments, or (ii) challenges or seeks to prevent or delay the consummation of any of the transactions contemplated by any of the Transaction Documents to which the Company is party.
(g)    Upon consummation of the transactions contemplated by the Transaction Documents and the application of the proceeds therefrom, (a) the present fair saleable value of the Company’s assets will be greater than the sum of its debts, liabilities and other obligations, including contingent liabilities, (b) the present fair saleable value of the properties and assets of Company and its Subsidiaries, taken as a whole, will not be less than the amount that would be required to pay its probable liabilities on its existing debts, liabilities and other obligations, including contingent liabilities, as they become absolute and matured, (c) the Company will be generally able to realize upon its assets and pay its debts, liabilities and other obligations, including contingent obligations, as they become absolute and matured, (d) the Company will not have unreasonably small capital with which to engage in its business as now conducted, (e) the Company has not incurred and has not agreed to incur debts or other obligations or liabilities beyond its ability to pay such debts or other obligations or liabilities as they become absolute and matured, (f) the Company will not have become subject to any Insolvency Event and (g) the Company will not have been rendered insolvent within the meaning of any Applicable Law. No step has been taken by the Company or, to its Knowledge, any other Person to make the Company subject to an Insolvency Event.
(h)    No Default, Event of Default or Prepayment Trigger has occurred and is continuing, and no such event will occur upon the making of the Loan.
(i)    The Company has timely filed (or caused to be filed) all tax returns and reports required by Applicable Law to have been filed by it and has paid all taxes required to be paid by it, except any such taxes that are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been set aside on its books and except where any such failure to file or pay would not result in (a) a Material Adverse Effect, or (b) an adverse effect, in any respect, on the timing, amount or duration of the Included Product Payments or the right of the Lender to receive the Included Product Payments.
(j)    Except as disclosed on Schedule 7.02(j), the Company has not taken any action that would entitle any person or entity to any commission or broker’s fee in connection with the transactions contemplated by this Agreement.
(k)    None of the Company or any of its Subsidiaries (a) has violated or is in violation of, is under investigation with respect to or has been threatened to be charged with or been given notice of any violation of, any Applicable Law or any judgment, order, writ, decree, injunction, stipulation, consent order, permit or license granted, issued or entered by any

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Governmental Authority or (b) is subject to any judgment, order, writ, decree, injunction, stipulation, consent order, permit or license granted, issued or entered by any Governmental Authority, in each case, that would result in (i) a Material Adverse Effect, or (ii) an adverse effect, in any respect, on the timing, amount or duration of the Included Product Payments or the right of the Lender to receive the payments based on Included Product Payments. Each of the Company and any Subsidiary of the Company is in compliance with the requirements of all Applicable Laws, a breach of any of which would result in a Material Adverse Effect.
(l)    The Company is not engaged in the business of extending credit for the purpose of buying or carrying margin stock, and no portion of the Loan shall be used by the Company for a purpose that violates Regulation T, U or X promulgated by the Board of Governors of the Federal Reserve System from time to time.
(m)    The Company, its Affiliates and their agents have conducted their activities and the filings made are material compliance with all statutes, rules and regulations of the FDA and any Regulatory Agency with respect to the evaluation, testing, manufacturing and distributing of ADS-5102 and, to Company’s Knowledge, the Licensee has conducted its activities in accordance with Applicable Laws. Neither the Company nor any of its Affiliates has received from any Governmental Authority any Forms 483, notices of adverse findings or warning letters or other correspondence in which such Governmental Authority asserted that the operations of the Company or any of its Affiliates may not be in material compliance with Applicable Laws, orders, judgments or decrees in connection with their respective activities relating to ADS-5102.
(n)    Schedule 7.02(n) hereto contains a list of each Material Contract to which Company is a party. As of the Closing Date, there has been provided a true and complete copy of each of the Material Contracts to the Lender in the electronic data room.
(o)    To Company’s Knowledge, except as separately disclosed in writing to Lender referencing this Section 7.02, neither Company nor any Material Contract Counterparty is in breach or default of any Material Contract and no circumstances or grounds exist that would, upon the giving of notice, the passage of time or both, give rise (i) to a claim by Company or any Material Contract Counterparty of a breach or default of any Material Contract, or (ii) to a right of rescission, termination, revision, setoff, or any other rights, by any Person, in, to or under any Material Contract. Company has not received from, or delivered to, any Material Contract Counterparty, any notice alleging a breach or default under any Material Contract, which breach or default has not been cured as of the date hereof.
(p)    Prior to the Contribution thereof, each Material Contract is a valid and binding obligation of Company and, to the Knowledge of Company, of the applicable Material Contract Counterparty, enforceable against each of Company and, to the Knowledge of Company, each applicable Material Contract Counterparty in accordance with its terms, except as may be limited by general principles of equity (regardless of whether considered in a proceeding at law or in equity) and by applicable bankruptcy, insolvency, moratorium and other similar laws of general application relating to or affecting creditors’ rights generally. Company has not received any written notice from any Material Contract Counterparty or any other Person challenging the validity or enforceability of any Material Contract.

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(q)    Company has not received any notice from any Material Contract Counterparty or any other Person threatening or commencing any case, proceeding or other action relating to Material Contract Counterparty’s bankruptcy, insolvency, liquidation or dissolution or reorganization by any of the foregoing means.
(r)    To the Knowledge of Company, all payments required to be made under the License Agreement have been made. To the Knowledge of Company, no payment required to be made under the terms of the License Agreement has been subject to any claim pursuant to any right of rescission, set-off, counterclaim, reduction or defense.
(s)    The License Agreement as provided to the Lender is a true and complete copy and in full force and effect. The License Agreement has not been satisfied in full, discharged, canceled, terminated, subordinated or rescinded, in whole or in part.
(t)    Neither Company nor, to the Knowledge of Company, the Licensee, as applicable, has taken any action or omitted to take any action that would adversely impact the right of the Lender to take a security interest in the License Agreement, the Royalty Interest or the Revenue Interest; provided that neither Borrower nor the Company shall obtain any consent from the Licensee to the grant of any Lien to the Lender pursuant to the Loan Documents.
(u)    The execution, delivery and performance of the License Agreement was and is within the corporate powers or other organizational power of the Company and, to the Knowledge of Company, the Licensee. The License Agreement was duly authorized by all necessary action on the part of, and validly executed and delivered by, Company and, to the Knowledge of Company, the Licensee. There is no breach or default, or event which upon notice or the passage of time, or both, could give rise to any breach or default, in the performance of the License Agreement by Borrower, the Company or, to the Knowledge of Company, the Licensee, that could reasonably be expected to have a Material Adverse Effect.
(v)    Except as otherwise expressly provided under the License Agreement, the Licensee has no right of set-off, rescission, counterclaim, reduction, deduction or defense against the Royalty Interest or any other amounts payable to Company thereunder.
(w)    Company has not received (A) any written notice or, to the Knowledge of Company, oral communication of the Licensee’s intention to terminate the License Agreement in whole or in part, or (B) any written notice or, the Knowledge of Company, oral communication requesting any amendment, supplement, alteration or modification to the License Agreement.
(x)    Company (or any predecessor by merger or otherwise) has not, within the five (5) year period preceding the date hereof, had a name that differs from its name as of the date hereof.
(y)    Neither Company nor to the Knowledge of Company any of Company’s directors, officers, employees, Affiliates or agents, has taken any action, directly or indirectly, that would result in a violation by such Persons of the FCPA, including making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as

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such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA. Company, and, to the Knowledge of Company, its Affiliates have conducted their respective businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.
(z)    Company maintains a system of accounting controls that is sufficient, in the opinion of the management of Company, to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
(aa)    The Financial Statements of Company are complete and accurate in all material respects, were prepared in conformity with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and present fairly in all material respects, in accordance with applicable requirements of GAAP, the consolidated financial position and the consolidated financial results of the operations of Company and its Subsidiaries as of the dates and for the periods covered thereby and the consolidated statements of cash flows of Company and its Subsidiaries for the periods presented therein. Since December 31, 2016, there has been no Material Adverse Effect. Company and its Subsidiaries have no Indebtedness (or other liabilities) other than (i) identified in the Financial Statements or (ii) incurred by Company or its Subsidiaries in the ordinary course of business since December 31, 2016 or (c) otherwise listed and described on Schedule 7.02(aa)
(bb)    The Stock Pledge Agreement, when executed and delivered by the parties thereto, is effective to create in favor of Lender, legal, valid and enforceable (subject to bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting creditors' rights generally or general equitable principles (regardless of whether enforcement is sought in equity or at law)) Liens on, and security interests in, the Capital Stock of Borrower, and, when (x) financing statements and other filings in appropriate form are filed in the offices specified on Schedule 7.02(bb) and (y) upon the taking of possession or control by Lender of the Capital Stock certificates (if certificated) with duly executed instruments of transfer in blank, the Liens created by the Stock Pledge Agreement shall constitute fully perfected Liens on, and security interests in, all right, title and interest of the Company in the Capital Stock of Borrower, subject to no Liens other than Permitted Liens.
(cc)    The claims and rights of Lender created by the Stock Pledge Agreement in and to the Capital Stock of Borrower and by the Security Agreement in the Collateral, will be senior to any Indebtedness or other obligation of Company, with respect to such Collateral.
(dd)    Company is not an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940.

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(ee)    To the Knowledge of Company, there has been no indication that the FDA or any other Regulatory Agency has any material concerns with the Licensed Product or ADS-5102 or may not approve or may withdraw approval of the Licensed Product or ADS-5102, nor has the Licensed Product or ADS-5102, to the Knowledge of Company, suffered any material adverse events in any clinical trial.
Section 7.03    Survival of Representations and Warranties. All representations and warranties by Borrower, whether with respect to Borrower, Company, any respective Affiliate or any asset or property, contained in this Agreement shall survive the execution, delivery and acceptance thereof by the Parties and the closing of the transactions described in this Agreement and continue in effect until payment of all amounts due to Lender under the Loan Documents.
Article VIII.
AFFIRMATIVE COVENANTS
Borrower covenants and agrees with Lender that, until Payment in Full:
Section 8.01    Maintenance of Existence. Borrower shall at all times (a) preserve, renew and maintain in full force and effect its legal existence (except as otherwise permitted pursuant to Section 9.02(a) hereof) and good standing as a limited liability company under the Laws of the jurisdiction of its organization; (b) not change its name or its chief executive office as set forth herein without having given Lender the notice thereof required under Section 8.13; and (c) take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its business, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.
Section 8.02    Use of Proceeds. Borrower shall use the net proceeds of the Initial Tranche Loan received by it to acquire assets from the Company pursuant to the Contribution Agreement and for general corporate purposes.
Section 8.03    Financial Statements and Information.
(a)    In the event that any such information need not be filed with the SEC pursuant to Section 13 or 15(d) of the Exchange Act, Borrower shall furnish to the Lender, on or before the forty-fifth (45th) day after the close of each quarter of each fiscal year, the unaudited consolidated balance sheet of the Company as at the close of such quarter and unaudited consolidated statement of operations and comprehensive loss and cash flows of the Company for such quarter, duly certified by the chief financial officer of the Company as having been prepared in accordance with GAAP. Concurrently with the delivery or filing of the documents described in the preceding sentence, Borrower shall furnish to the Lender a certificate of the chief financial officer of the Company, which certificate shall include a statement that such officer has no knowledge, except as specifically stated, of any condition, event or act which constitutes a Default, Event of Default or Prepayment Trigger.
(b)    Borrower shall furnish to the Lender, on or before the 135th day after the close of each fiscal year, the Company’s audited financial statements as at the close of such fiscal year, including the consolidated balance sheet as at the end of such fiscal year and consolidated

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statement of operations and cash flows of the Company for such fiscal year, in each case accompanied by the report thereon of independent registered public accountant of nationally recognized standing reasonably satisfactory to the Lender. Concurrently with the delivery or filing of the documents described in the preceding sentence, Borrower shall furnish to the Lender a certificate of the chief financial officer of the Company, which certificate shall include a statement that such officer has no knowledge, except as specifically stated, of any condition, event or act which constitutes a Default, Event of Default or Prepayment Trigger.
(c)    Borrower shall, promptly upon receipt thereof, forward or cause to be forwarded to the Lender copies of all Notices, reports, updates and other data or information (i) pertaining to the Included Product Payments and other Collateral (ii) received from the Licensee or any Third Party which relate to events or circumstances that could reasonably be expected to have a Material Adverse Effect, or that relates to Marketing Authorizations or the FDA Approval, or (iii) received from any Person that relate to the Intellectual Property and that could reasonably be expected to have a Material Adverse Effect, or that the Lender reasonably requests.
(d)    For each quarter ending after the Closing Date, Borrower shall, within three (3) Business Days following receipt thereof, deliver or cause to be delivered to the Lender a true copy of the Quarterly Report for such quarter, together with a certificate of a Senior Officer of Borrower, certifying that to the Knowledge of Borrower such Quarterly Activity Report is a true, correct and accurate copy of the Quarterly Activity Report as provided to Borrower by the Licensee, and such additional information as is reasonably requested by the Lender. Lender and Borrower each shall be entitled to exercise the audit rights under Section 6.6 of the License Agreement (subject to all restrictions and limitations thereon contained in the License Agreement). The party exercising such rights shall pay the costs of the respective audit and shall be entitled to any reimbursement of the costs thereof by the Licensee as provided under Section 6.6(a) of the License Agreement. Any additional payments of the Royalty Interest due from the Licensee, together with interest thereon as provided under the License Agreement, shall be paid by the Licensee to the Disbursement Account, and any refund due to the Licensee from any overpayment in respect of the Royalty Interest determined in any such audit shall be paid by Borrower in accordance with the License Agreement. Borrower and Lender will each provide reasonable prior written notice of its intent to exercise such audit rights and will reasonably cooperate in the exercise of such audit rights in order to avoid unnecessary limitations on the timing, scope and conduct of such audits within the parameters specified in the License Agreement.
(e)    Lender and its Representatives shall have the right, from time to time, not more than once per calendar quarter, during normal business hours and upon at least ten (10) Business Days’ prior written notice to Borrower (provided that, after the occurrence and during the continuance of a Default or Event of Default, Lender shall have the right, as often, at such times and with such prior notice, as Lender determines in its reasonable discretion), to visit the offices and properties of Borrower and Company where books and records relating or pertaining to the Included Product Payments and the Collateral are kept and maintained (or, at Lender’s option, to conduct a meeting by telecommunications), to discuss, with officers of Borrower and the Company, the business, operations, properties and financial and other condition of Borrower and the Company, to discuss the License Agreement and the Licensed Product, to discuss regulatory activities with respect to ADS-5102, to discuss the Quarterly Report, to discuss

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business development and Commercialization efforts relating to ADS-5102, to verify compliance with the provisions of the Loan Documents regarding receipt and application of the Included Product Payments and, upon physical visits, to inspect and make extracts from and copies of the books and records of Borrower and Company relating or pertaining to the Included Product Payments and the Collateral.
(f)    On a quarterly basis, within three (3) Business Days after the filing of its quarterly or annual report required to be filed with the SEC pursuant to Section 13 or 15(d) (but in no event later than the Interest Payment Date following such quarter), but in any event not later than the date required pursuant to Sections 8.03(a) and (b), respectively, Borrower shall deliver or cause to be delivered to the Lender a written report in form reasonably satisfactory to the Lender setting forth (i) the amount of gross sales of ADS-5102 in each country in the Territory for the Calendar Quarter in which Quarterly Payment Amounts occurred during the applicable Calendar Quarter, itemized reasonably detailed calculation of Net Sales in the U.S. in such Calendar Quarter, and a calculation of the amount of the Revenue Interests in respect of the applicable Calendar Quarter, showing the Applicable Percentage applied thereto, and (ii) the amount of payments in respect of the Royalty Interests received during the Calendar Quarter. For three (3) years after each sale of ADS-5102 made by Borrower or any of its Affiliates, Borrower shall keep (and shall ensure that its Affiliates shall keep) complete and accurate records of such sale in sufficient detail to confirm the accuracy of the applicable Revenue Interests payable in respect thereof. Borrower shall include in each contract of Borrower related to the Commercialization of ADS-5102 entered into on or after the Closing Date, an acknowledgement and consent to the obligations of Borrower pursuant to this Section 8.03(f) and provide that the counterparty to such contract shall furnish to Borrower all information necessary for Borrower to comply with this Section 8.03(f) and calculate the Revenue Interests that are payable as set forth in this Agreement.
(g)    All written information supplied by or on behalf of Borrower to the Lender pursuant to this Section 8.03 (other than Sections 8.03(a) and 8.03(b)) shall be accurate and complete in all material respects as of its date or the date so supplied and the financial statements provided pursuant to Sections 8.03(a) and 8.03(b) fairly present in all material respects the financial positions and results of operations as of the dates indicated therein. For the avoidance of doubt, Borrower makes no representations or warranties regarding the accuracy or completeness of any information it receives from a Third Party that it is required to furnish to the Lender pursuant to this Section 8.03, unless to the actual Knowledge of Borrower or the Company such information is inaccurate or incomplete, in which case Borrower or the Company shall specify such inaccuracy or incompleteness.

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Section 8.04    Books and Records. Borrower shall keep proper books, records and accounts in which entries in conformity with sound business practices and all requirements of Law applicable to it shall be made of all dealings and transactions in relation to its business, assets and activities and as shall permit the preparation of the consolidated financial statements of Borrower in accordance with GAAP.
Section 8.05    Governmental Authorizations. Borrower shall obtain, make and keep in full force and effect all authorizations from and registrations with Governmental Authorities that may be required for the validity or enforceability against Borrower of this Agreement and the other Loan Documents to which it is a party.
Section 8.06    Compliance with Laws and Contracts.
(a)    Borrower shall comply with all Applicable Laws and perform its obligations under all Material Contracts, if any, entered into after the Closing Date relative to the conduct of its business, except where the failure to comply could not reasonably be expected to result in a Material Adverse Effect. Borrower shall use commercially reasonable efforts to take all actions necessary to enforce its rights under each Material Contract, and perform all of its material obligations under each Material Contract, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect (subject to Section 9.09).
(b)    Borrower shall at all times comply with the margin requirements set forth in Section 7 of the Exchange Act and any regulations issued pursuant thereto, including, without limitation, Regulations T, U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter II.
Section 8.07    Plan Assets. Borrower shall not take any action that causes its assets to be deemed to be Plan Assets at any time.
Section 8.08    Notices.
(a)    Borrower shall promptly after an officer becomes aware thereof, give written Notice to the Lender of each Default, Event of Default or Prepayment Trigger and each other event that has or could reasonably be expected to have a Material Adverse Effect; provided that in any of the foregoing situations where Borrower knows a press release or other public disclosure is to be made, Borrower shall use all commercially reasonable efforts to provide such information to the Lender as early as possible but in no event later than simultaneously with such release or other public disclosure.
(b)    Borrower shall promptly give written Notice to the Lender upon receiving notice, or an officer otherwise becomes aware, of any default or event of default under any Material Contracts.
(c)    Borrower shall, promptly (and in any event within four (4) Business Days) after an officer becomes aware thereof, give written Notice to the Lender of any litigation or proceedings to which Borrower is a party or which could reasonably be expected to have a Material Adverse Effect.

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(d)    Borrower shall, promptly after an officer becomes aware thereof, give written Notice to the Lender of any litigation or proceedings challenging the validity of the License Agreement or otherwise required under the License Agreement, the Transaction Documents or any of the transactions contemplated therein.
(e)    Borrower shall, promptly after an officer becomes aware thereof, give written Notice to the Lender of any representation or warranty made or deemed made by Borrower in any of the Loan Documents or in any certificate delivered to the Lender pursuant hereto shall prove to be untrue, inaccurate or incomplete in any material respect on the date as of which made or deemed made.
(f)    Borrower shall promptly after an officer becomes aware thereof give written Notice to the Lender of the occurrence of any Material Adverse Effect.
(g)    Borrower shall, promptly after receipt of any written notice from the Licensee pursuant to the License Agreement of an event which has had, or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, provide a copy of such notice to Lender together with a summary of Borrower’s intended response to Licensee.
(h)    Borrower shall, promptly after an officer becomes aware thereof, give written Notice to the Lender of the occurrence of (i) a manufacturing disruption which has had, or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the level of Net Sales of ADS-5102 or (ii) any other Material Adverse Effect on the Exploitation of ADS-5102.

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Section 8.09    Payment of Taxes; Tax Status of Borrower. Borrower or the Company, as applicable, shall pay all material Taxes of any kind imposed on or in respect of its income or assets that are due and payable and before any Lien on any of its assets exists as a result of nonpayment except as provided in Section 9.03 hereof and except for Taxes contested in good faith by appropriate proceedings and for which adequate reserves are maintained in accordance with GAAP. Borrower will at all times remain a disregarded entity for U.S. federal and all applicable state and local income tax purposes.
Section 8.10    Waiver of Stay, Extension or Usury Laws. Notwithstanding any other provision of this Agreement or the other Loan Documents, if at any time the rate of interest payable by any Person under the Loan Documents exceeds the Maximum Lawful Rate, then, so long as the Maximum Lawful Rate would be exceeded, such rate of interest shall be equal to the Maximum Lawful Rate. If at any time thereafter the rate of interest so payable is less than the Maximum Lawful Rate, such Person shall continue to pay interest at the Maximum Lawful Rate until such time as the total interest received from such Person is equal to the total interest that would have been received had applicable law not limited the interest rate so payable. In no event shall the total interest received by the Lender under this Agreement and the other Loan Documents exceed the amount which such Lender could lawfully have received, had the interest due been calculated from the Closing Date at the Maximum Lawful Rate. Without limiting the foregoing, Borrower will not at any time, to the extent that it may lawfully not do so, insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or other law that would prohibit or forgive Borrower from paying all or any portion of the principal of or premium, if any, or interest on the Loan as contemplated herein, wherever enacted, now or at any time hereafter in force, or that may affect the covenants or the performance of this Agreement; and, to the extent that it may lawfully do so, Borrower hereby expressly waives all benefit or advantage of any such law and expressly agrees that it will not hinder, delay or impede the execution of any power herein granted to the Lender, but will suffer and permit the execution of every such power as though no such law had been enacted.
Section 8.11    Intellectual Property.
(a)    Borrower shall, at its sole expense, exercise its rights under the Collection Agreement to cause the Company to prepare, execute, deliver and file any and all agreements, documents or instruments which are necessary and/or desirable to (i) prosecute and maintain the material Intellectual Property (including Patents therein); and (ii) defend or assert such material Intellectual Property against commercially significant infringement or interference by any other Persons, and against any claims of invalidity or unenforceability, in any jurisdiction (including by bringing any legal action for infringement or defending any counterclaim of invalidity or action of a Third Party for declaratory judgment of non-infringement or non-interference) to the extent the Company has the right to do so. Borrower shall keep the Lender informed of all of such actions and the Lender shall have the opportunity to participate and meaningfully consult with Borrower and the Company with respect to the direction thereof and Borrower shall, and shall cause the Company to, consider all of the Lender’s comments in good faith. For clarity, this subsection (a) shall apply only to the extent of Borrower’s or any Affiliate’s rights (including rights to review and comment) to prosecute, maintain and/or enforce the Intellectual Property.

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(b)    To the extent permitted under the License Agreement, Borrower shall not, and shall not permit or suffer the Company or any of its Affiliates to, consent to any judgment or settlement in any action, suit or proceeding referred to in Section 7.7(e) of the License Agreement, without the prior written consent of the Lender, which consent shall not be withheld, delayed or conditioned by Lender if doing so would result in Borrower breaching its obligation to not unreasonably withhold, delay or condition its consent under Section 7.7(e) of the License Agreement.
(c)    Borrower shall cause the Company to use commercially reasonable efforts to prosecute all pending Patent applications within the Patent Rights for which the Company or its Affiliates has rights to prosecute such Patents consistent with standards in the biotechnology industry (as applicable) for similarly situated entities.
(d)    Borrower and the Company and its Affiliates shall:
(i)    take reasonable measures to protect the proprietary nature of material Intellectual Property and to maintain in confidence all trade secrets and confidential information comprising a part thereof;
(ii)    not disclose and use commercially reasonable efforts to prevent any distribution or disclosure by others (including their employees and contractors) of any item that contains or embodies material Intellectual Property; and
(iii)    take reasonable physical and electronic security measures to prevent disclosure of any item that contains or embodies material Intellectual Property.
(e)    Borrower shall cause the Company to use commercially reasonable efforts to cause each individual associated with the filing and prosecution of the Patents material to the conduct of the business of Borrower and its Subsidiaries to comply in all material respects with all applicable duties of candor and good faith in dealing with any Patent Office, including any duty to disclose to any Patent Office all information known by such individual to be material to patentability of each such Patent, in those jurisdictions where such duties exist.
(f)    Borrower shall furnish the Lender from time to time upon Lender’s reasonable written request therefor, but in any event not more than once in any six (6)-month period so long as no Event of Default is continuing, reasonably detailed statements and schedules further identifying and describing the Intellectual Property and such other materials evidencing or reports pertaining to any Intellectual Property as the Lender may reasonably request.
Section 8.12    Security Documents; Further Assurances.
(a)     Subject to Section 8.12(b), Borrower shall promptly, upon the reasonable request of the Lender, at Borrower’s expense, (a) execute, acknowledge and deliver, or cause the execution, acknowledgment and delivery of, and thereafter register, file or record, or cause to be registered, filed or recorded, in an appropriate governmental office, any document or instrument supplemental to or confirmatory of the Loan Documents or otherwise deemed by the Lender reasonably necessary or desirable for the continued validity, perfection and priority of the Liens on the Collateral covered thereby subject to no other Liens except as permitted by the applicable

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Loan Document, or obtain any consents or waivers as may be necessary or appropriate in connection therewith; (b) deliver or cause to be delivered to the Lender from time to time such other documentation, consents, authorizations, approvals and orders in form and substance reasonably satisfactory to the Lender and the Lender shall reasonably deem necessary to perfect or maintain the Liens on the Collateral pursuant to the Loan Documents; and (c) upon the exercise by the Lender of any power, right, privilege or remedy pursuant to any Loan Document which requires any consent, approval, registration, qualification or authorization of any Governmental Authority execute and deliver all applications, certifications, instruments and other documents and papers that the Lender may require. In addition, subject to Section 8.12(b), Borrower shall promptly, at its sole cost and expense, execute and deliver to the Lender such further instruments and documents, and take such further action, as the Lender may, at any time and from time to time, reasonably request in order to carry out the intent and purpose of this Agreement and the other Loan Documents to which it is a party and to establish and protect the rights, interests and remedies created, or intended to be created, in favor of the Lender hereby and thereby.
(b)    Notwithstanding anything to the contrary herein or in any other Loan Document, Borrower shall not have any obligation to (i) perfect or record any security interest or lien in any intellectual property included in the Collateral in any jurisdiction other than in the United States (or to enter into any foreign law governed charges, debentures, pledges or other security agreements in respect thereof), (ii)  obtain any landlord waivers, estoppels or collateral access letters, or (iii) obtain any consent of the Licensee to the assignment and pledge to Lender of the rights under the License Agreement that are included in the Collateral.
Section 8.13    Information Regarding Collateral. Borrower shall not effect any change (i) in its legal name, (ii) in the location of its chief executive office, (iii) in its identity or organizational structure, (iv) in its Federal Taxpayer Identification Number or organizational identification number, if any, or (v) in its jurisdiction of organization (in each case, including by merging with or into any other entity, reorganizing, dissolving, liquidating, reorganizing or organizing in any other jurisdiction), until (A) it shall have given the Lender not less than ten (10) days prior written notice (in the form of an certificate of a duly authorized officer of Borrower), or such lesser notice period agreed to by the Lender, of its intention so to do, clearly describing such change and providing such other information in connection therewith as the Lender may reasonably request and (B) it shall have taken all action reasonably satisfactory to the Lender to maintain the perfection and priority of the security interest of the Lender in the Collateral, if applicable (subject to the limitations set forth in Section 8.12(b)). Borrower agrees to provide promptly the Lender with certified Borrower’s Organizational Documents reflecting any of the changes described in the preceding sentence. Borrower also agrees to notify promptly the Lender of any change in the location of any office in which it maintains books or records relating to Collateral owned by it or any office or facility at which any portion of Collateral is located (including the establishment of any such new office or facility), other than (a) changes in location to mortgaged property, (b) Collateral which is in-transit or in the possession of employees, and (c) Collateral which is out for repair or processing.

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Section 8.14    Additional Collateral; New License Arrangement; Commercialization of ADS-5102

    (a)    With respect to any Collateral acquired after the Closing Date by Borrower that is not already subject to the Lien created by any of the Loan Documents or specifically excluded from the requirement to be subject to such Lien in the Loan Documents, Borrower shall promptly (and in any event within [ * ] days after the acquisition thereof) (i) execute and deliver to the Lender such amendments or supplements to the relevant Loan Documents or such other documents as the Lender shall deem necessary or advisable to grant for its benefit, a Lien on such property subject to no Liens other than Permitted Liens, and (ii) take all actions necessary to cause such Lien to be duly perfected in accordance with all applicable requirements of Law, including the filing of financing statements in such jurisdictions as may be reasonably requested by the Lender. Subject to Section 8.12(b), Borrower shall otherwise take such actions and execute and/or deliver to the Lender such documents as the Lender shall reasonably require to confirm the validity, perfection and priority of the Lien of the Security Agreement on such after-acquired properties.
(b)    Without limiting any other rights or remedies Lender may have under this Agreement, the Security Agreement or the Stock Pledge Agreement, if (i) Licensee terminates or provides written notice of termination of the License Agreement or the License Agreement terminates as to Licensee by operation of law or (ii) Borrower terminates the License Agreement in violation of its covenants herein or the License Agreement terminates as to Borrower by operation of law, then Borrower, in consultation with Lender, or Lender (in the case of a termination under preceding subclause (ii) or in the event that Borrower fails to so consult with Lender), in each case at Lender’s option and at all times in consultation with Lender and subject to the further requirements of this Section 8.14(b), shall identify and use commercially reasonable efforts to consummate a licensing opportunity with a Third Party that has rights (from, by or through Licensee or any successor or assignee thereof) to Commercialize the Licensed Product, covering the Intellectual Property that had been licensed to Licensee, for such Third Party’s use of the Intellectual Property in the development, manufacture, use and Commercialization of the Licensed Product. Borrower shall cooperate with Lender, at Borrower’s cost and expense, including Borrower’s fees, if any, in connection therewith, in such efforts to identify and consummate such licensing opportunity, which license shall (i) become effective as soon as practicable but in any event not earlier than the effective date of such termination, (ii) expire not earlier than the Maturity Date and (iii) include, without the Lender’s prior written consent, terms, conditions and limitations that are not materially less favorable to Borrower or Lender (other than economic terms, which shall be no less favorable to Borrower or Lender), than those contained in the License Agreement applicable to the Licensed Product at the effective date of termination, including with respect to obligations and costs imposed on Borrower, disclaimers of Borrower’s liability, intellectual property ownership and control and indemnification of Borrower (any such license, a “New Arrangement”). If Borrower (in consultation with Lender) is the party pursuing such New Arrangement, Borrower and Lender shall mutually agree on the Third Party with which to enter into such New Arrangement. Should such New Arrangement be identified, Borrower agrees to use commercially reasonable efforts to execute and deliver a new license agreement effecting such New Arrangement.

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(c)    Borrower shall at all times following Marketing Authorization for sale of ADS-5102 in the U.S. through such date as the Loan and all other amounts due to Lender hereunder are fully paid, use or cause to be used Commercially Reasonable and Diligent Efforts to Commercialize ADS-5102, including using Commercially Reasonable and Diligent Efforts to maintain the economic benefits of its relationships with providers of goods and services under such Material Contracts as may be entered into by Borrower or replacements or substitutes therefor.
(d)    Upon the occurrence of a breach of any Material Contract by any other party thereto, which would reasonably be expected to result in a Material Adverse Effect on ADS-5102, Borrower shall use Commercially Reasonable and Diligent Efforts to seek to enforce all of its (and cause its Affiliates to seek to enforce all of their) rights and remedies thereunder. In the case of Material Contracts consisting of licenses or other arrangements under which the counterparty is to make payments to Borrower in respect of such Commercialization, such counterparties shall be instructed to make all payments to the Collection Account for receipt and disbursement in accordance with the terms hereof. Borrower shall use Commercially Reasonable and Diligent Efforts to prepare, execute, deliver and file (or cause the same to be done) any and all agreements, documents or instruments that are necessary or desirable to secure and maintain, all Marketing Authorizations for ADS-5102. Except to the extent required under Applicable Law (e.g., recalls), Borrower shall not withdraw or abandon, or fail to take any action necessary to prevent the withdrawal or abandonment of, any Marketing Authorization once obtained. Following the receipt of a Marketing Authorization in any country, Borrower agrees to use Commercially Reasonable and Diligent Efforts, itself or through one or more Affiliates, licensees or other agents, to Commercialize ADS-5102 in each such country.
Section 8.15    Inventory/Second Supplier. On the Closing Date, Borrower shall have sufficient inventory of active pharmaceutical ingredient for ADS-5102 to support reasonably anticipated requirements for such active pharmaceutical ingredient through [ * ]. Not later than December 31, 2018, Borrower shall have entered into an agreement with each of a primary and a back-up qualified, FDA-approved manufacturer for the supply of active pharmaceutical ingredient for ADS-5102, which in the case of the back-up manufacturer with the commitment to supply of active pharmaceutical ingredient for ADS-5102 not later than [ * ], and shall maintain such arrangements with such manufacturers, or replacements therefor, so long as any Obligations are outstanding to the Lender.

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Article IX.
NEGATIVE COVENANTS
Borrower covenants and agrees with Lender that, until Payment in Full:
Section 9.01    Activities of Borrower. (a)    Borrower shall not amend, modify, waive or terminate (other than expiration in accordance with its terms) any provision of, or permit or agree to the amendment, modification, waiver or termination (other than expiration in accordance with its terms) of any provision of, any of the Transaction Documents or the License Agreement, such consent not to be unreasonably withheld or delayed. Borrower shall comply with all terms and conditions of and fulfill all obligations under each Material Contract to which it is a party, and shall use Commercially Reasonable and Diligent Efforts to seek to enforce its rights and remedies thereunder in effecting any amendment, modification, waiver or termination thereof, except as would not reasonably be expected to result in a Material Adverse Effect. Borrower shall not establish or acquire any Subsidiaries except in the exercise of Commercially Reasonable and Diligent Efforts to Commercialize ADS-5102.
(b)    Borrower shall not:
(i)    fail to hold itself out to the public and all other persons as a legal entity separate from the owners of its Capital Stock and from any other person;
(ii)    commingle its assets with assets of any other Person except in connection with, and for the limited purposes of, operation of the Blocked Account;
(iii)    fail to conduct its business only in its own name, nor fail to comply with all organizational formalities necessary to maintain its separate existence;
(iv)    fail to maintain separate financial statements, showing its assets and liabilities separate and apart from those of any other person nor have its assets listed on any financial statement of any other person; provided, however, that Borrower’s assets may be included in a consolidated financial statement of its Affiliates in conformity with applicable provisions of GAAP (provided that such assets shall also be listed on Borrower’s own separate balance sheet);
(v)    fail to pay its own liabilities and expenses only out of its own funds; provided that the foregoing shall not prohibit the payment of any liabilities and expenses by the Company on behalf of Borrower so long as such payments are subject to reimbursement or are otherwise recorded as capital contributions or intercompany loans;
(vi)    enter into any transaction with an Affiliate except transactions that are at prices and on terms and conditions that could be obtained on an arm’s-length basis from unrelated Third Parties;

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(vii)    fail to correct any known misunderstanding regarding its separate identity and not identify itself as a department or division of any other Person;
(viii)    fail to maintain adequate capital in light of its contemplated business purpose, transactions and liabilities; provided, however, that the foregoing shall not require the holders of its Capital Stock to make additional capital contributions to Borrower;
(ix)    fail to cause the representatives of Borrower to act at all times with respect to Borrower consistently and in furtherance of the foregoing and in the best interests of Borrower;
(x)    make any payment or distribution of assets with respect to any obligation of any other person other than as required under trade or commercial agreements entered into in the ordinary course of business; or
(xi)    engage in any business activity other than the Exploitation (including Commercialization) of ADS-5102, the License Agreement, any New Arrangement that is implemented hereunder and the borrowing, payment and repayment of amounts provided for hereunder and under the other Loan Documents and any activities ancillary or related thereto.
Section 9.02    Merger; Sale of Assets.
(a)    Borrower shall not merge or consolidate with or into (whether or not Borrower is the Surviving Person) any other Person and Borrower will not sell, convey, assign, transfer, lease, sublease, license, sublicense or otherwise dispose of all or substantially all of Borrower’s assets to any Person in a single transaction or series of related transactions; provided that nothing in this Section 9.02(a) shall prohibit a Change of Control.
(b)    Borrower shall not sell, assign, convey, transfer, lease, sublease, license, sublicense or otherwise dispose of (including by way of merger or consolidation) any right, title or interest in or to, the License Agreement or the Included Product Payments, other than pursuant to Permitted Liens, or pursuant to a Change of Control.
(c)    Notwithstanding clauses (a) and (b) above, in the event the Subsequent Tranche Loan has not been made on or prior to the Subsequent Tranche Commitment Termination Date, Borrower shall be permitted to sell, assign, convey, transfer, lease, sublease, license, sublicense or otherwise dispose of the Transferred Assets relating to the Commercialization and Exploitation of ADS-5102 (“5102 Assets”) to a bona-fide Third Party, provided that the Borrower shall apply the proceeds of such disposition of 5102 Assets to prepay the Loans, together with accrued and unpaid interest thereon, in accordance with Section 3.02(b) and shall pay an additional amount equal to the amount by which $70,000,000 exceeds all payments of principal, interest and premium (if any) made in respect of the Loans, provided that if such proceeds and funds otherwise available to the Borrower are insufficient to pay such amounts to Lender, all payments received in respect of the Royalty Interest (without limitation thereof to the Included Royalty Interest), prior to disbursement of any amounts therefrom to Borrower or its assigns (other than the Lender) under Article IV, shall be applied to the payment of such amounts to Lender until payment thereof in full.

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Section 9.03    Liens. Borrower shall not create or suffer to exist any Lien on or with respect to Collateral, except for Permitted Liens.
Section 9.04    Investment Company Act. Neither Borrower nor any of its Subsidiaries shall be or become an investment company subject to registration under the Investment Company Act of 1940.
Section 9.05    Limitation on Additional Indebtedness. Borrower shall not, directly or indirectly, incur or suffer to exist any Indebtedness; provided that Borrower may incur:
(a)    Indebtedness under this Agreement;
(b)    unsecured Indebtedness owed to the Company;
(c)    Indebtedness representing obligations for the payment of money incurred in the ordinary course of business for goods or services rendered, unsecured, not overdue (unless subject to a good faith dispute);
(d)    Indebtedness secured by Liens of any of the types described under clauses (d), (h) and (m) of the definition of Permitted Liens;
(e)    Indebtedness in respect of Permitted Financings in connection with which Borrower may grant to the Permitted Financing Creditors a first priority security lien in Borrower’s right, title and interest in, to and under, any cash payment interest under the License Agreement that is in excess of Included Royalty Interest and the proceeds thereof, so long as (i) Lender’s security Interests in the relevant Collateral are pari passu with those granted to the Permitted Financing Creditors (provided that any proceeds released to Lender from the Disbursement Account shall be free and clear of any such security interest), and (ii) the applicable Permitted Financing Creditor (or agent thereof) shall enter into a reasonably acceptable intercreditor agreement or similar agreement with Lender (it being agreed that an intercreditor agreement incorporating the terms set forth on Exhibit E shall be deemed reasonably acceptable); and
(f)    Indebtedness consisting of (i) the financing of insurance premiums with the providers of such insurance or their affiliates or (ii) take-or-pay obligations contained in supply agreements, in each case, in the ordinary course of business.

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Section 9.06    Limitation on Transactions with Controlled Affiliates. Borrower shall not, directly or indirectly, enter into any transaction or series of related transactions or participate in any arrangement (including any purchase, sale, lease or exchange of assets or the rendering of any service) with any Controlled Affiliate other than the Transaction Documents or in the ordinary course of business of Borrower upon fair and reasonable terms no less favorable to Borrower than it would obtain in a comparable arm’s-length transaction with a non-Controlled Affiliate.
Section 9.07    ERISA.
(a)    Borrower shall not sponsor, maintain or contribute to, or agree to sponsor, maintain or contribute to, any employee benefit plan (as defined in Section 3(3) of ERISA) whether or not subject to ERISA, that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(b)    Borrower shall not engage in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or in any transaction that, assuming that no assets of Lender are or are deemed to be Plan Assets, would cause any obligation or action taken or to be taken hereunder (or the exercise by the Lender of any of its rights under the Notes, this Agreement or the other Loan Documents) to be a non-exempt prohibited transaction under such provisions.
(c)    Borrower shall not incur any liability with respect to any obligation to provide medical benefits with respect to any person beyond their retirement or other termination of service, other than coverage mandated by law, that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
Section 9.08    Dividends and Distributions. Borrower will not, directly or indirectly, make any dividends or other distributions to holders of Capital Stock (i) except as permitted under Borrower’s Organizational Documents and the Stock Pledge Agreement or (ii) while an Event of Default or Prepayment Trigger has occurred and is continuing.
Section 9.09    Adverse Effect. Notwithstanding anything to the contrary in the Loan Documents, Borrower shall not take any action or abstain from taking any action, directly or indirectly, which action or abstinence could have the effect of altering the terms and conditions of the Loan Documents or the License Agreement in a manner that is adverse to Lender.
Article X.
EVENTS OF DEFAULT
Section 10.01    Events of Default. If one or more of Events of Default occurs and is continuing, the Lender shall be entitled to the remedies set forth in Section 10.02.
Section 10.02    Default Remedies. If any Event of Default shall occur and be continuing, the Lender may, by Notice to Borrower, (a) exercise all rights and remedies available to the Lender hereunder and under the other Loan Documents and applicable law (which exercise may be determined in its sole discretion and which such exercise shall not

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constitute an election of remedies), including enforcement of the security interests created thereby, (b) declare the Loans, all interest thereon and all other Obligations to be immediately due and payable, whereupon all such amounts shall become immediately due and payable, all without diligence, presentment, demand of payment, protest or further notice of any kind, which are expressly waived by Borrower and (c) declare the obligations of the Lender hereunder to be terminated, whereupon such obligations shall terminate; provided, however, that if any event of any kind referred to in clause (i) of the definition of “Event of Default” herein occurs, the obligations of the Lender hereunder shall immediately terminate, all amounts payable hereunder by Borrower shall become immediately due and payable and the Lender shall be entitled to exercise rights and remedies under the Loan Documents and applicable law without diligence, presentment, demand of payment, protest or notice of any kind (including any notice by the Lender of a declaration requiring prepayment of the Loans under Section 3.02(a), should Lender so elect), all of which are hereby expressly waived by Borrower. Each Notice delivered pursuant to this Section 10.02 shall be effective when sent.
Section 10.03    Right of Set-off; Sharing of Set-off.
(a)    If any amount payable hereunder is not paid as and when due, Borrower irrevocably authorizes the Lender (i) to proceed, to the fullest extent permitted by Applicable Law, without prior notice, by right of set-off, bankers’ lien, counterclaim or otherwise, against any assets of Borrower in any currency that may at any time be in the possession of the Lender or any Affiliate of Lender, to the full extent of all amounts payable to the Lender hereunder or (ii) to charge to Borrower’s account with Lender or any Affiliate of the Lender the full extent of all amounts payable by Borrower to the Lender hereunder; provided, however, that the Lender shall notify Borrower of the exercise of such right promptly following such exercise.
(b)    If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on the Loan or other obligations owed to such Lender resulting in such Lender’s receiving payment of a proportion of the aggregate amount of the Loan and accrued interest thereon or other obligations owed to such Lender greater than its pro rata share thereof as provided herein, then the Lender receiving such greater proportion shall (a) notify the other Lenders of such fact, and (b) purchase (for cash at face value) participations in the Loans and such other obligations of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and other amounts owing them; provided that the provisions of this Section 10.03(b) shall (x) not be construed to apply to (A) any payment made by Borrower pursuant to and in accordance with the express terms of this Agreement or (B) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in the Loan to any assignee and (y) only be applicable if there is more than one Lender.

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Section 10.04    Rights Not Exclusive. The rights provided for herein are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by Law.
Article XI.
INDEMNIFICATION
Section 11.01    Funding Losses. If Borrower fails to borrow the Subsequent Tranche Loan on the Subsequent Funding Date, as the case may be, after the applicable Notice of Borrowing has been given to the Lender in accordance herewith and the conditions set forth in Section 6.02, as the case may be, have been satisfied or waived, Borrower shall reimburse the Lender within five (5) Business Days after demand for any resulting loss or expense incurred by the Lender including any loss incurred in obtaining, liquidating or redeploying deposits or other funding from third parties; provided that the Lender shall have delivered to Borrower a certificate as to and documentation of the amount of such loss or expense.
Section 11.02    Other Losses.
(a)    Borrower agrees to defend (subject to Indemnitees’ selection of counsel), indemnify, pay and hold harmless, each Indemnitee from and against any and all Indemnified Liabilities, in all cases, arising, in whole or in part, out of or relating to any claim, notice, suit or proceeding commenced or threatened in writing (including, without limitation, by electronic means) by any Person (including any Governmental Authority) other than Borrower, the Company or any of Lender’s Affiliates; provided Borrower shall not have any obligation to any Indemnitee hereunder with respect to any Indemnified Liabilities to the extent such Indemnified Liabilities arise from the gross negligence or willful misconduct of such Indemnitee or the breach by Lender of its obligations to make the Initial Tranche Loan or the Subsequent Tranche Loan hereunder. To the extent that the undertakings to defend, indemnify, pay and hold harmless set forth in this Section 11.02 may be unenforceable in whole or in part because they violate of any law or public policy, Borrower shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by Indemnitees or any of them. This Section 11.02 shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim.
(b)    To the extent permitted by applicable law, no Party shall assert, and each Party hereby waives, any claim against each other Party and such Party’s Affiliates, directors, employees, attorneys or agents, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) (whether or not the claim therefor is based on contract, tort or duty imposed by any applicable legal requirement) arising out of, in connection with, as a result of, or in any way related to, this Agreement or any Loan Document or any agreement or instrument contemplated hereby or thereby or referred to herein or therein, the transactions contemplated hereby or thereby, the Loan or the use of the proceeds thereof or any act or omission or event occurring in connection therewith, and each Party hereby waives, releases and agrees not to sue upon any such claim or any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

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Section 11.03    Assumption of Defense; Settlements. If the Lender is entitled to indemnification under this Article XI with respect to any action or proceeding brought by a third party that is also brought against Borrower, Borrower shall be entitled to assume the defense of any such action or proceeding with counsel reasonably satisfactory to the Lender. Upon assumption by Borrower of the defense of any such action or proceeding, Lender shall have the right to participate in such action or proceeding and to retain its own counsel but Borrower shall not be liable for any legal expenses of other counsel subsequently incurred by the Lender in connection with the defense thereof unless (i) Borrower has otherwise agreed to pay such fees and expenses, (ii) Borrower shall have failed to employ counsel reasonably satisfactory to the Lender in a timely manner or (iii) the Lender shall have been advised by counsel that there are actual or potential conflicting interests between Borrower and the Lender, including situations in which there are one or more legal defenses available to the Lender that are different from or additional to those available to Borrower; provided, however, that Borrower shall not, in connection with any one such action or proceeding or separate but substantially similar actions or proceedings arising out of the same general allegations, be liable for the fees and expenses of more than one separate firm of attorneys at any time for the Lender, except to the extent that local counsel, in addition to its regular counsel, is required in order to effectively defend against such action or proceeding. Borrower shall not consent to the terms of any compromise or settlement of any action defended by Borrower in accordance with the foregoing without the prior written consent of the Lender unless such compromise or settlement (x) includes an unconditional release of the Lender from all liability arising out of such action and (y) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the Lender. Borrower shall not be required to indemnify the Lender for any amount paid or payable by the Lender in the settlement of any action, proceeding or investigation without the written consent of Borrower, which consent shall not be unreasonably withheld, conditioned or delayed.
Article XII.
MISCELLANEOUS
Section 12.01    Assignments.
(a)    Borrower shall not be permitted to assign this Agreement without the prior written consent of the Lender (in the event such assignment is to be to an Affiliate of Borrower, such consent not to be unreasonably withheld) and any purported assignment in violation of this Section 12.01 shall be null and void.
(b)    Lender may at any time assign its rights and obligations hereunder, in whole or in part, to an Assignee and Lender may at any time pledge its rights and obligations hereunder to an Assignee.
(c)    The parties to each assignment shall execute and deliver to Borrower an Assignment and Acceptance. Upon the effectiveness of a permitted assignment hereunder, (i) each reference in this Agreement to “Lender” shall be deemed to be a reference to the assignor and the assignee to the extent of their respective interests, (ii) such assignee shall be a Lender party to this Agreement and shall have all the rights and obligations of a Lender and (iii) the

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assignor shall be released from its obligations hereunder to a corresponding extent of the assignment, and no further consent or action by any party shall be required.
(d)    In the event there are multiple Lenders, all payments of principal, interest, fees and any other amounts payable pursuant to the Loan Documents shall be allocated on a pro rata basis among the Lenders according to their proportionate interests in the Loan.
(e)    Borrower and the Lender shall, from time to time at the request of the other party hereto, execute and deliver any documents that are necessary to give full force and effect to an assignment permitted hereunder, including a new Note in exchange for the Note held by the Lender.
Section 12.02    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.
Section 12.03    Notices. All Notices authorized or required to be given pursuant to this Agreement shall be given in writing and either personally delivered to the Party to whom it is given or delivered by an established delivery service by which receipts are given or mailed by registered or certified mail, postage prepaid, or sent by electronic mail with a copy sent on the following Business Day by one of the other methods of giving notice described herein, addressed to the Party at its address listed below:
(a)    If to Borrower:
c/o Adamas Pharmaceuticals, Inc.
1900 Powell Street
Emeryville, California 94608
Attention: General Counsel
Email: [ * ]

with a copy (which shall not constitute notice) to:

Cooley LLP
3175 Hannover Street
Palo Alto, CA 94304-1133
Attention: Glen Sato
Email: gsato@cooley.com
(b)    If to the Lender:
HealthCare Royalty Partners III, L.P.
300 Atlantic Street, Suite 600
Stamford, CT 06901
Attention: Clarke B. Futch
Founding Managing Partner
Email: Clarke.Futch@hcroyalty.com

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

with a copy (which shall not constitute notice) to:

HealthCare Royalty Partners III, L.P.
300 Atlantic Street, Suite 600
Stamford, CT 06901
Attention: Chief Legal Officer
Email: royalty-legal@hcroyalty.com
with a copy (which shall not constitute notice) to:

Cadwalader, Wickersham & Taft LLP
200 Liberty Street
New York, New York 10281
Attn: Ira J. Schacter
E-mail: ira.schacter@cwt.com
Any Party may change its address for the receipt of Notices at any time by giving Notice thereof to the other Party. Except as otherwise provided herein, any Notice authorized or required to be given by this Agreement shall be effective when received.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Section 12.04    Entire Agreement. This Agreement, together with the Exhibits and Schedules hereto (which are incorporated herein by reference), and the other Loan Documents constitute the entire agreement between the Parties with respect to the subject matter hereof and supersede all prior agreements (including the Confidentiality Agreement), understandings and negotiations, both written and oral, between the Parties with respect to the subject matter of this Agreement.
Section 12.05    Modification. No Loan Document or provision thereof may be waived, amended or modified except, in the case of this Agreement, by an agreement or agreements in writing executed by Borrower and the Lender or, in the case of any other Loan Document, by an agreement or agreements in writing entered into by the parties thereto with the prior written consent of the Lender.
Section 12.06    No Delay; Waivers; etc. No delay on the part of the Lender in exercising any power or right hereunder shall operate as a waiver thereof nor shall any single or partial exercise of any power or right hereunder preclude other or further exercise thereof or the exercise of any other power or right. The Lender shall not be deemed to have waived any rights hereunder unless such waiver shall be in writing and signed by the Lender.
Section 12.07    Severability. If any provision of this Agreement is held to be invalid or unenforceable, the remaining provisions shall nevertheless be given full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree by a court of competent jurisdiction shall remain in full force and effect to the extent not held invalid or unenforceable.
Section 12.08    Determinations. Each determination or calculation by the Lender hereunder shall, in the absence of manifest error, be conclusive and binding on the Parties.
Section 12.09    Replacement of Note. Upon the loss, theft, destruction, or mutilation of any Note and (a) in the case of loss, theft or destruction, upon receipt by Borrower of indemnity or security reasonably satisfactory to it (except that if the holder of such Note is the Lender or any other financial institution of recognized responsibility, the holder’s own agreement of indemnity shall be deemed to be satisfactory) or (b) in the case of mutilation, upon surrender to Borrower of any mutilated Note, Borrower shall execute and deliver in lieu thereof a new Note, dated the Closing Date, in the same principal amount.
Section 12.10    Governing Law. THIS AGREEMENT AND EACH NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING GENERAL OBLIGATIONS LAW SECTIONS 5-1401 AND 5-1402 BUT OTHERWISE WITHOUT GIVING EFFECT TO LAWS CONCERNING CONFLICT OF LAWS OR CHOICE OF FORUM THAT WOULD REQUIRE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.
Section 12.11    Jurisdiction. Each of Borrower and the Lender irrevocably submits to the jurisdiction of the courts of the State of New York and of the United States sitting in the State of New York, and of the courts of its own corporate domicile with respect to any and all Proceedings. Each of Borrower and the Lender irrevocably waives, to the

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any Proceeding and any claim that any Proceeding has been brought in an inconvenient forum. Any process or summons for purposes of any Proceeding may be served on Borrower by mailing a copy thereof by registered mail, or a form of mail substantially equivalent thereto, addressed to it at its address as provided for Notices hereunder.
Section 12.12    Waiver of Jury Trial. EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM ARISING OUT OF OR RELATING TO ANY TRANSACTION DOCUMENT OR THE TRANSACTIONS CONTEMPLATED
UNDER ANY TRANSACTION DOCUMENT (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO ANY TRANSACTION DOCUMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE OTHER PARTY HERETO WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTY HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 12.12.
Section 12.13    Waiver of Immunity. To the extent that Borrower has or hereafter may be entitled to claim or may acquire, for itself or any of its assets, any immunity from suit, jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, or otherwise) with respect to itself or any of its property, Borrower hereby irrevocably waives such immunity in respect of its obligations hereunder and under the Notes to the fullest extent permitted by law.
Section 12.14    Counterparts; Delivery. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart of this Agreement.
Section 12.15    Limitation on Rights of Others. Except for the Indemnitees referred to in Section 11.02, no Person other than a Party shall have any legal or equitable right, remedy or claim under or in respect of this Agreement.
Section 12.16    Survival. The obligations of Borrower contained in Sections 4.05, 4.06, 4.07, Article V, Article XI and this Section 12.16 shall survive the repayment of the Loans and the cancellation of the Note and the termination of the other obligations of Borrower hereunder.
Section 12.17    Confidentiality.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(a)    Until the payment of all amounts required pursuant to Section 3.01, and for a period of three (3) years thereafter, each Party shall maintain in strict confidence all Confidential Information and materials disclosed or provided to it by the other Party, except as approved in writing in advance by the disclosing Party, and shall not use or reproduce the disclosing Party’s Confidential Information for any purpose other than as required to carry out its obligations and exercise its rights pursuant to this Agreement (the “Purpose”). Specifically, a Party shall have the right to disclose Confidential Information: (i) on a “need to know basis” to its employees, consultants and Affiliates as well as any actual or potential acquirers, merger partners, licensees, permitted assignees, collaborators (including licensees), subcontractors, investment bankers, investors, limited partners, partners, lenders, or other financial partners, and its and their respective directors, employees, contractors and agents, on a confidential basis to the extent requested by an authorized representative of a U.S. or foreign tax authority, or (d) discloses Confidential Information in response to a routine audit or examination by, or a blanket document request from, a Governmental Authority. A Party receiving any such Confidential Information hereunder agrees to institute measures to protect the Confidential Information in a manner consistent with the measures it uses to protect its own most sensitive proprietary and confidential information, which in any event must not be less than a reasonable standard of care. Each Party shall be responsible for the breach of this Section 12.17 by its employees, consultants or Third Parties to whom such disclosure is made pursuant to this Section 12.17. Each Party shall immediately notify the other Party upon discovery of any loss or unauthorized disclosure of the other Party’s Confidential Information.
(b)    The obligations of confidentiality and non-use set forth in Section 12.17(a) shall not apply to the extent that the receiving Party or its Affiliates is required to disclose Confidential Information pursuant to: (i) an order of a court of competent jurisdiction; (ii) Applicable Laws; (iii) regulations or rules of a securities exchange; or (iv) requirement of a Governmental Authority.
(c)    This Agreement supersedes the Confidentiality Agreement and the Confidentiality Agreement shall cease to be of any force and effect as of the Closing Date; provided, however, that all information falling within the definition of “Confidential Information” set forth in the Confidentiality Agreement shall also be deemed Confidential Information disclosed pursuant to this Agreement and subject to the provisions of Section 12.17.
Section 12.18    Patriot Act Notification. Lender hereby notifies Borrower that, consistent with the Patriot Act, regulations promulgated thereunder and under other Applicable Law, the Lender’s procedures and customer due diligence standards may require it to obtain, verify and record information that identifies Borrower, including among other things name, address, information regarding Persons with authority or control over Borrower, and other information regarding Borrower, its operations and transactions with the Lender. Borrower agrees to provide such information and take such actions as are reasonably requested by the Lender in order to assist the Lender in maintaining compliance with its procedures, the Patriot Act and any other Applicable Laws.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the day and year first above written.

HEALTHCARE ROYALTY PARTNERS III, L.P.,
as Lender

By:	HealthCare Royalty GP III, LLC,
its general partner

	By:	/s/ Clarke B. Futch
Name: Clarke B. Futch
Title: Founding Managing Partner

ADAMAS PHARMA, LLC,
as Borrower

By:	Adamas Pharmaceuticals, Inc., its manager
	By:	/s/ Gregory T. Went
Name: Gregory T. Went, Ph.D.
Title: Chief Executive Officer

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT A
FORM OF
NOTICE OF PREPAYMENT

Date: [●], 20[●]

HealthCare Royalty Partners III, L.P.
300 Atlantic Street, Suite 600
Stamford, CT 06901
Attention: Clarke B. Futch
Founding Managing Partner
Email: Clarke.Futch@hcroyalty.com

Dear Sirs:
Adamas Pharma, LLC, a Delaware limited liability company (the “Borrower”), pursuant to Section 3.02(d) of the Loan Agreement, dated as of May [_], 2017, between Borrower and HealthCare Royalty Partners III, L.P. (the “Lender”) does hereby give the Lender notice that on [●], 20[●] (the “Prepayment Date”), Borrower shall prepay all amounts outstanding with respect to the Loans under the Loan Agreement, in cash, including all accrued but unpaid interest and any premium payable under the Loan Agreement, as required pursuant to Section 3.02[(b)][(c)] of the Loan Agreement. The amount to be prepaid, and all other amounts payable in connection therewith under Section 3.02 of the Loan Agreement, is calculated and determined as set forth in detail on Exhibit A hereto.
Pursuant to Section 4.02(f) of the Loan Agreement, Borrower shall make the prepayment specified above by [wire transfer] [Automated Clearing House transfer] to the Lender Account.
This Notice of Prepayment is irrevocable.1

1
This Notice of Prepayment may state that such notice is conditioned upon the effectiveness of any credit facilities or one or more other events specified therein (including the occurrence of a Change of Control), in which case such notice may be revoked by Borrower (by notice to the Lender on or prior to the specified effective date) if such condition is not satisfied.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ADAMAS PHARMA, LLC

By:
Name
Title

CC:
HealthCare Royalty Partners III, L.P.
300 Atlantic Street, Suite 600
Stamford, CT 06901
Attention: Chief Legal Officer
Email: royalty-legal@hcroyalty.com
Cadwalader, Wickersham & Taft LLP
200 Liberty Street
New York, New York 10281
Attn: Ira J. Schacter
E-mail: ira.schacter@cwt.com

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT A
TO
NOTICE OF PREPAYMENT

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT B

FORM OF SECURITY AGREEMENT

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT C-1

FORM OF INITIAL TRANCHE NOTE

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT C-2

FORM OF SUBSEQUENT TRANCHE NOTE

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT D-1

FORM OF

NOTICE OF INITIAL TRANCHE BORROWING

Date: May [8], 2017

HealthCare Royalty Partners III, L.P.
300 Atlantic Street, Suite 600
Stamford, CT 06901
Attention: Clarke B. Futch
Founding Managing Partner
Email: Clarke.Futch@hcroyalty.com

Dear Sirs:
Adamas Pharma, LLC, a Delaware limited liability company (the “Borrower”), pursuant to Section 2.02(a) of the Loan Agreement, dated as of May [_], 2017, between Borrower and HealthCare Royalty Partners III, L.P. (the “Lender”) does hereby give the Lender notice that on May [_], 2017 Borrower will borrow the amount of $35,000,000.00 under and pursuant to the Loan Agreement and the other Loan Documents.

ADAMAS PHARMA, LLC

By:
Name
Title

CC:

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

HealthCare Royalty Partners III, L.P.
300 Atlantic Street, Suite 600
Stamford, CT 06901
Attention: Chief Legal Officer
Email: royalty-legal@hcroyalty.com
Cadwalader, Wickersham & Taft LLP
200 Liberty Street
New York, New York 10281
Attn: Ira J. Schacter
E-mail: ira.schacter@cwt.com

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT D-2

FORM OF
NOTICE OF SUBSEQUENT TRANCHE BORROWING

Date: [●], 201[●]

HealthCare Royalty Partners III, L.P.
300 Atlantic Street, Suite 600
Stamford, CT 06901
Attention: Clarke B. Futch
Founding Managing Partner
Email: Clarke.Futch@hcroyalty.com

Dear Sirs:
Adamas Pharma, LLC, a Delaware limited liability company (the “Borrower”), pursuant to Section 2.02(b) of the Loan Agreement, dated as of May [_] by give the Lender notice that the conditions set forth in Section 6.02 have been satisfied, and Borrower shall borrow the Subsequent Tranche Loan in the amount of the Subsequent Tranche Loan Commitment on [●], 201[●] under and pursuant to the Loan Agreement and the other Loan Documents.

ADAMAS PHARMA, LLC

By:
Name
Title

CC:
HealthCare Royalty Partners III, L.P.
300 Atlantic Street, Suite 600
Stamford, CT 06901
Attention: Chief Legal Officer
Email: royalty-legal@hcroyalty.com

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT E

BASIC TERMS FOR
INTERCREDITOR AGREEMENT

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT F

FORM OF CONTRIBUTION AGREEMENT

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT G

FORM OF STOCK PLEDGE AGREEMENT

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT H

FORM OF

ASSIGNMENT AND ACCEPTANCE

Reference is made to that certain Loan Agreement, dated as of May [_], 2017 (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement") between HealthCare Royalty Partners III, L.P., a Delaware limited partnership (“Lender”) and Adamas Pharma, LLC, a Delaware limited liability company (“Borrower”), and the Notes and other Loan Documents related thereto. Terms defined in the Loan Agreement and not otherwise defined herein are used herein with the same meaning.
The Assignor and the Assignee referred to on Schedule 1 attached hereto agree as follows:
1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases from the Assignor, [all] [a [●] percent] interest in the Assignor's rights and obligations under the Loan Agreement and the other Loan Documents, and Assignee hereby accepts such assignment and assumes [all] [such proportion] of the Assignor's obligations thereunder, in each case, to the extent first arising on or after the date hereof. After giving effect to such sale and assignment, the amount of the Loans owing to the Assignee will be as set forth on Schedule 1 attached hereto.
2. The Assignor (i) represents and warrants that it is the sole legal and beneficial owner of the entire Loan that is the subject of the assignment hereunder; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Documents, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with the Loan Documents or any other instrument or document furnished pursuant thereto; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrower or the performance or observance by Borrower of any of its obligations under any Loan Document or any other instrument or document furnished pursuant thereto; and (iv) requests that Borrower record in the Register the assignment of such Note or Notes in an amount equal to the principal amount of the Loan assigned to the Assignee pursuant hereto, as specified on Schedule 1 attached hereto, and if requested by the Assignor, Borrower shall issue to the Assignee a new Note or Notes representing the principal amount of the Loan assigned to the Assignee and return a new Note or Notes representing the principal amount of the Loan retained

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

by the Assignor, if any, upon which issuances the Note or Notes attached hereto shall be cancelled.
3. The Assignee (i) confirms that it has received a copy of the Loan Agreement, the Note or Notes and the other Loan Documents, together with such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon Lender or the Assignor based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Agreement or the Note or Notes and the other Loan Documents; and (iii) agrees that it will perform in accordance with their terms all of the obligations first arising on or after the date hereof that by the terms of the Loan Agreement and the other Loan Documents are required to be performed by it as an assignee of an interest therein, to the extent of the interest assigned to it by Assignor.
4. The effective date for this Assignment and Acceptance (the "Effective Date") shall be the date set forth on Schedule 1 attached hereto.
5. As of the Effective Date, (i) the Assignee shall be a party to (or the holder of) the Loan Agreement, the Note or Notes and the other Loan Documents (or the portion thereof assigned to the Assignee) and have the rights and, to the extent provided in this Assignment and Acceptance, obligations of an assignee thereof, to the extent of the portion thereof assigned to Assignee by Assignor, and (ii) the Assignor shall relinquish its rights and, to the extent provided in the Loan Agreement and this Assignment and Acceptance, be released from its obligations under the Loan Agreement and the Note (or the portion thereof assigned by Assignor to Assignee).
6. From and after the Effective Date, Borrower shall continue to make or cause to be made all payments under the Loan Agreement, the Note or Notes and all other Loan Documents in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and any other fees or expenses due from time to time thereunder with respect thereto) in accordance with Articles 3, 4 and 5 of the Agreement. The Assignor and Assignee shall make all appropriate adjustments in payments under the Loan Agreement, the Note or Notes and the other Loan Documents for all periods from and after the Effective Date directly between themselves.
7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of New York, including but not limited to General Obligations Law Section 5-1401 but otherwise without regard to any laws of such jurisdiction concerning conflicts or choice of law.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

8. This Assignment and Acceptance may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Assignment and Acceptance and of Schedule 1 hereto by telecopier shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance.
* * *
IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Assignment and Acceptance and Schedule 1 to this Assignment and Acceptance to be executed by their officers thereunto duly authorized as of the date specified on Schedule 1.

ASSIGNOR:

ASSIGNEE:

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SCHEDULE 1 TO
ASSIGNMENT AND ACCEPTANCE

As to the Loan which is being assigned:
Aggregate outstanding principal amount of the Loan assigned:
Principal amount of Loan payable to Assignee:
Effective Date: [●], 20[●]

ASSIGNOR:

ASSIGNEE:

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT I

FORM OF

BLOCKED ACCOUNT CONTROL AGREEMENT
(“LENDING CONTROL”)

[IF ACCOUNTS NOT COMPLETE AT CLOSING,
TO BE INSERTED POST-CLOSING]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT J

FORM OF

OFFICER’S CERTIFICATE

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT K-1
FORM OF U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement dated as of [∙] (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among HealthCare Royalty Partners III, L.P., as lender (“Lender”), and Adamas Pharma, LLC, a Delaware limited liability company, as borrower (“Borrower”).
Pursuant to the provisions of Section 5.01 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower, and (2) the undersigned shall have at all times furnished the Borrower with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

By:
Name:
Title:
Date: ________ __, 20[ ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT K-2
FORM OF U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)
Reference is hereby made to the Credit Agreement dated as of [∙] (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among HealthCare Royalty Partners III, L.P., as lender (“Lender”), and Adamas Pharma, LLC, a Delaware limited liability company, as borrower (“Borrower”).
Pursuant to the provisions of Section 5.1 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

By:
Name:
Title:
Date: ________ __, 20[ ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT K-3
FORM OF U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)
Reference is hereby made to the Credit Agreement dated as of [∙] (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among HealthCare Royalty Partners III, L.P., as lender (“Lender”), and Adamas Pharma, LLC, a Delaware limited liability company, as borrower (“Borrower”).
Pursuant to the provisions of Section 5.1 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

By:
Name:
Title:
Date: ________ __, 20[ ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT K-4
FORM OF U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)
Reference is hereby made to the Credit Agreement dated as of [∙] (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among HealthCare Royalty Partners III, L.P., as lender (“Lender”), and Adamas Pharma, LLC, a Delaware limited liability company, as borrower (“Borrower”).
Pursuant to the provisions of Section 5.1 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower, and (2) the undersigned shall have at all times furnished the Borrower with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

By:
Name:
Title:
Date: ________ __, 20[ ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SCHEDULE 7.01

PATENTS

[ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SCHEDULE 7.01(k)

COMMISSIONS OR BROKERS FEES

None.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SCHEDULE 7.01(p)

MATERIAL CONTRACTS – BORROWER

[ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SCHEDULE 7.01(n)(7)

CERTAIN CLAIMS

1.
In January 2016, the United States District Court for the District of Delaware issued a claim construction (Markman) ruling in the Namenda XR® litigation that includes findings of indefiniteness as to certain claim terms of U.S. Patent Nos. 8,168,209; 8,173,708; 8,283,379; 8,329,752; 8,362,085; and 8,598,233. On July 26, 2016, the District Court issued a final judgment of invalidity on those patents based upon the Markman ruling. The Company and Forest appealed that final judgment to the United States Court of Appeals for the Federal Circuit (Nos. 2016-2550, 2016-2553), which is ongoing.

2.	[ * ].

3.	[ * ].

4.	On April 20, 2017, European Patent Attorney Dr. Gabriele Ahrens filed with the European Patent Office an Opposition against EP 2 506 709 B1 (Application No. 10 835 150.3).

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SCHEDULE 7.02(j)

COMMISSIONS OR BROKER’S FEES - COMPANY

Consulting fee payable to [ * ] in an amount equal to [ * ], net of any payments made to date.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SCHEDULE 7.02(n)

MATERIAL CONTRACTS – COMPANY OR SUBSIDIARIES

License Agreement dated as of November 13, 2012 between Forest Laboratories Holdings Limited and Adamas Pharmaceuticals, Inc. (the “Company”).
[ * ]
[ * ]
[ * ]
[ * ]
[ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SCHEDULE 7.02(aa)

Scheduled Indebtedness and Liabilities

None.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SCHEDULE 7.02(bb)

FILING OFFICE

The Secretary of State of the State of Delaware.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.